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SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
META GROUP, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
not applicable

	(2)	Aggregate number of securities to which transactions applies:
not applicable

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
not applicable

	(4)	Proposed maximum aggregate value of transaction:
not applicable

	(5)	Total fee paid:
not applicable

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
not applicable

	(2)	Form, Schedule or Registration Statement No.:
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	(3)	Filing Party:
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	(4)	Date Filed:
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META GROUP, INC.
208 Harbor Drive
Stamford, Connecticut 06912-0061

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 24, 2004

To the Stockholders of META Group, Inc.:

        The Annual Meeting of Stockholders of META Group, Inc., a Delaware corporation (the "Corporation"), will be held on Monday, May 24, 2004 at 9:00 a.m., local time, at The Sheraton Stamford Hotel, 2701 Summer Street, Stamford, CT 06905, for the following purposes:

  (1)
  To elect one member to the Board of Directors as a Class III director, to serve for a three-year term and until his successor has been duly elected and qualified or until his earlier resignation or removal;

  (2)
  To approve the adoption of the Corporation's 2004 Stock Plan and to reserve 600,000 shares of Common Stock for issuance thereunder, plus (1) an additional 600,000 shares (or such lesser number as is determined by our Board) on the first day of each of our fiscal years 2005, 2006, 2007 and 2008 and (2) up to an additional 1,500,000 shares that (a) remain available for issuance under the Corporation's 1995 Stock Plan upon termination of the 1995 Stock Plan, and (b) are subject to options and other awards granted under our 1995 Stock Plan upon cancellation or expiration of such options and other awards, where such cancellations or expirations occur after termination of the 1995 Stock Plan;

  (3)
  To approve the adoption of the Corporation's 2004 Non-Employee Director Stock Option Plan and to reserve 225,000 shares of Common Stock for issuance thereunder;

  (4)
  To ratify the appointment of Deloitte & Touche, LLP as the independent public accountants of the Corporation for the fiscal year ending December 31, 2004; and

  (5)
  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

        Only stockholders of record at the close of business on March 29, 2004 are entitled to notice of and to vote at the meeting and at any adjournment or postponement thereof.

        All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. You may also complete a proxy by telephone or via the Internet in accordance with the instructions listed on the proxy card. Any stockholder attending the meeting may vote in person even if such stockholder has returned a proxy.

By Order of the Board of Directors
John W. Riley
 Secretary
Stamford, Connecticut
April 27, 2004

YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE BY RETURN MAIL PRIOR TO THE DATE OF THE ANNUAL MEETING OF STOCKHOLDERS IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. YOU MAY ALSO COMPLETE A PROXY BY TELEPHONE OR VIA THE INTERNET IN ACCORDANCE WITH THE INSTRUCTIONS LISTED ON THE PROXY CARD.

META GROUP, INC.
208 Harbor Drive
Stamford, Connecticut 06912-0061

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 24, 2004

April 27, 2004

        Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of META Group, Inc., a Delaware corporation (the "Corporation"), for use at the Annual Meeting of Stockholders to be held on Monday, May 24, 2004, at 9:00 a.m., local time, at The Sheraton Stamford Hotel, 2701 Summer Street, Stamford, CT 06905 or at any adjournments or postponements thereof (the "Annual Meeting"). An Annual Report to Stockholders, containing financial statements for the year ended December 31, 2003, is being mailed together with this proxy statement to all stockholders entitled to vote at the Annual Meeting. This proxy statement and the form of proxy were first mailed to stockholders on or about April 30, 2004.

        Only stockholders of record at the close of business on March 29, 2004 (the "Record Date") will be entitled to receive notice of and to vote at the Annual Meeting. As of that date, 13,743,212 shares of the Corporation's common stock, $.01 par value per share (the "Common Stock"), were issued and outstanding. The holders of Common Stock are entitled to one vote per share on any proposal presented at the meeting. Stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person. Any stockholder giving a proxy has the right to revoke it (i) by filing a later-dated proxy or a written notice of revocation with the Secretary of the Corporation at any time before it is exercised or (ii) by voting in person at the Annual Meeting (although attendance at the Annual Meeting will not, in itself, constitute revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to META Group, Inc., 208 Harbor Drive, Stamford, Connecticut, 06912-0061, Attention: Secretary, at or before the taking of the vote at the Annual Meeting.

        The representation in person or by proxy of at least a majority of the outstanding Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker "non-votes" are counted as present or represented by proxy for purposes of determining the presence or absence of a quorum for the Annual Meeting. A "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a proposal because, in respect of such proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

        In the election of the Class III Director, the nominee receiving the highest number of affirmative votes of the shares present or represented and entitled to vote at the Annual Meeting shall be elected as the Class III Director. On any other matter being submitted to stockholders, an affirmative vote of a majority of the shares present or represented and voting on each such matter is required for approval. An automated system administered by the Corporation's transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each matter and therefore have the practical effect of increasing the number of affirmative votes required to achieve a majority for such matter by increasing the total number of shares from which the majority is calculated. Broker "non-votes" are not so included and therefore have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

        The persons named as attorneys-in-fact in the proxies, John W. Riley and Alfred J. Amoroso, are officers of the Corporation. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted. Each proxy will be voted in accordance with each stockholder's instructions, and, if no choice is specified, such proxy will be voted FOR the matters set forth in the accompanying Notice of Meeting. Any stockholder giving a proxy has the right to withhold authority to vote for the nominee to the Board of Directors by appropriately indicating the exercise of such right on the proxy.

        The Board of Directors of the Corporation knows of no other matters to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.

MANAGEMENT AND PRINCIPAL HOLDERS OF VOTING SECURITIES

        The following table sets forth as of the Record Date (unless otherwise indicated) certain information regarding the beneficial ownership of shares of Common Stock by (i) each person who, to the knowledge of the Corporation, owned beneficially more than 5% of the Common Stock of the Corporation outstanding at the Record Date, (ii) each director or nominee, (iii) each executive officer identified in the Summary Compensation Table set forth below under "Compensation and Other Information Concerning Directors and Officers," and (iv) all executive officers, directors and nominees as a group.

Name and Address of Beneficial Owner	Amount and Nature of Ownership(1)	Percent of Class(2)
Dale Kutnick(3) c/o META Group, Inc. Harbor Plaza 208 Harbor Drive Stamford, CT 06912-0061	2,047,890	14.6%
T. Rowe Price Associates, Inc.(4) 100 E. Platt Street Baltimore, MD 21202	1,036,000	7.5%
Peter A. Wright(5) c/o P.A.W. Capital Corp. 10 Glenville Street Greenwich, CT 06831-3638	954,000	6.9%
George McNamee(6) c/o First Albany Companies, Inc. 30 South Pearl Street Albany, NY 12207-1559	913,924	6.6%

First Albany Companies, Inc.(6) 30 South Pearl Street Albany, NY 12207-1559	853,924	6.2%
Harry S. Gruner(7) c/o JMI Equity Fund 1119 St. Paul Street Baltimore, MD 21202	790,138	5.7%
JMI Associates IV, L.L.C.(7) 12680 High Bluff Drive #200 San Diego, CA 92130	706,834	5.1%
Marc Butlein(8) 35 Kettle Creek Road Weston, CT 06883	733,140	5.3%
Alfred J. Amoroso(9) c/o META Group, Inc. Harbor Plaza 208 Harbor Drive Stamford, CT 06912-0061	250,750	1.8%
Howard A. Rubin(10) c/o META Group, Inc. Harbor Plaza 208 Harbor Drive Stamford, CT 06912-0061	235,500	1.7%
Francis J. Saldutti(11) c/o Ardent Research Partners, L.P. 153 East 53rd Street, Suite 4800 New York, NY 10022	136,343	*
Michael Simmons(12) c/o M.S. Associates P.O. Box 511538 Punta Gorda, FL 33951-1538	102,500	*
David H. Yockelson(13) c/o META Group, Inc. Harbor Plaza 208 Harbor Drive Stamford, CT 06912-0061	68,968	*
Karen M. Rubenstrunk(14) c/o META Group, Inc. Harbor Plaza 208 Harbor Drive Stamford, CT 06912-0061	55,583	*

Gayl W. Doster(15) c/o META Group, Inc. Harbor Plaza 208 Harbor Drive Stamford, CT 06912-0061	49,500	*
Herbert L. VanHook(16) c/o META Group, Inc. Harbor Plaza 208 Harbor Drive Stamford, CT 06912-0061	32,360	*
Monte E. Ford(17) c/o META Group, Inc. Harbor Plaza 208 Harbor Drive Stamford, CT 06912-0061	10,000	*
All directors and executive officers as a group (16 persons)(18)	4,720,706	32.3%

*
Does not exceed 1%

(1)
Except as noted in the footnotes to this table, each person or entity named in the table has sole voting and sole investment power with respect to all shares of Common Stock beneficially owned by such person or entity, based upon information provided to the Corporation by directors (and nominees), officers and principal stockholders.

(2)
Applicable percentage of ownership is based upon 13,743,212 shares of Common Stock outstanding on the Record Date. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission"), and includes voting and investment power with respect to shares of Common Stock. Common Stock subject to options currently exercisable or exercisable within 60 days of the Record Date are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

(3)
Includes 259,525 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of the Record Date and 183,200 shares held in Mr. Kutnick's individual retirement account. Mr. Kutnick may also be deemed the beneficial owner of 6,200 shares as custodian for Kyja Kutnick, Mr. Kutnick's daughter, 4,700 shares as custodian for Toren G. Kutnick, Mr. Kutnick's son, and 6,200 shares as custodian for Varyk G. Kutnick, Mr. Kutnick's son. Mr. Kutnick disclaims beneficial ownership of all custodial shares, except to the extent of his pecuniary interest therein.

(4)
Information included in this table regarding T. Rowe Price Associates, Inc. was obtained from its Schedule 13-G/A filed with the Commission on or about February 13, 2004. T. Rowe Price New Horizons Fund, Inc., an Investment Company registered under the Investment Company Act of 1940, is the beneficial owner of 1,000,000 shares of Common Stock (the "New Horizon Fund Shares"), of which it has sole voting power as to 1,000,000 shares, no shared voting power, and no dispositive power. T. Rowe Price Associates, Inc., an Investment Adviser registered under the Investment Advisers Act of 1940, is an investment adviser to the T. Rowe Price New Horizons Fund, Inc. and may be deemed the beneficial owner of the New Horizon Fund Shares. As such, T.

  Rowe Price Associates, Inc. may be deemed the beneficial owner of 1,036,000 shares, of which it has sole voting power as to 36,000 shares, no shared voting power, sole dispositive power as to 1,036,000 shares, and no shared dispositive power. Various individual and institutional investors may be deemed the beneficial owners of the shares beneficially owned by T. Rowe Price Associates, Inc. T. Rowe Price Associates, Inc. disclaims beneficial ownership of such shares, except to the extent of its pecuniary interest therein.

(5)
Information included in this table regarding Peter A. Wright was obtained from his Schedule 13-G/A filed with the Commission on or about February 13, 2004. P.A.W. Capital Corp., and Peter A. Wright, the President of P.A.W. Capital Corp, may be deemed the beneficial owners of the shares of Common Stock shown, as to which each has shared voting and shared dispositive power.

(6)
Information included in this table regarding George McNamee and First Albany Companies, Inc. was obtained from Mr. McNamee and First Albany Companies, Inc. and from their Schedule 13-D filed with the Commission on or about June 26, 2001. First Albany Corporation is the beneficial owner of 853,924 shares of Common Stock, as to which it has sole voting power and sole dispositive power. First Albany Corporation is a wholly-owned subsidiary of First Albany Companies, Inc. and First Albany Companies, Inc. may be deemed the beneficial owner of the shares beneficially owned by First Albany Corporation. As such, First Albany Companies, Inc. is the beneficial owner of 853,924 shares of Common Stock, as to which it has sole voting power and sole dispositive power. George C. McNamee, a director of the Corporation and Chairman of the Board of Directors of First Albany Companies, Inc., may be deemed the beneficial owner of the shares beneficially owned by First Albany Companies, Inc. As such, Mr. McNamee is the beneficial owner of 913,924 shares (which includes 60,000 shares issuable to Mr. McNamee pursuant to stock options exercisable within 60 days of the Record Date). Mr. McNamee has sole voting power and sole dispositive power as to 60,000 shares, and shared voting power and shared dispositive power as to 853,924 shares. Mr. McNamee disclaims beneficial ownership of the 853,924 shares beneficially owned by First Albany Companies, Inc., except to the extent of his pecuniary interest therein.

(7)
Information included in this table regarding Harry S. Gruner and JMI Associates IV, L.L.C. was obtained from Mr. Gruner and JMI Associates IV, L.L.C. and from their Amendment No. 2 to Schedule 13-D filed with the Commission on or about July 13, 2001.

  JMI Equity Fund IV, L.P. is the beneficial owner of 505,421 shares of Common Stock, as to which it has sole voting and sole dispositive power. JMI Euro Equity Fund IV, L.P. is the beneficial owner of 161,389 shares, as to which it has sole voting and sole dispositive power. JMI Equity Fund IV (AI), L.P. is the beneficial owner of 40,024 shares, as to which it has sole voting and sole dispositive power. JMI Associates IV, L.L.C. is the general partner of JMI Equity Fund IV, L.P., JMI Euro Equity Fund IV, L.P. and JMI Equity Fund IV (AI), L.P. and may be deemed the beneficial owner of the shares held by such entities. As such, JMI Associates IV, L.L.C. is the beneficial owner of 706,834 shares, as to which it has sole voting and sole dispositive power.

  JMI Equity Side Fund, L.P. is the beneficial owner of 12,590 shares, as to which it has sole voting and sole dispositive power. JMI Side Associates, L.L.C. is the general partner of JMI Equity Side Fund, L.P. and may be deemed the beneficial owner of the shares held by JMI Equity Side Fund, L.P. As such, JMI Side Associates, L.L.C. is the beneficial owner of 12,590 shares, as to which it has sole voting and sole dispositive power.

  Paul V. Barber and Bradford D. Woloson are managing members of JMI Associates IV, L.L.C. and vice presidents of JMI Side Associates, L.L.C. and may be deemed the beneficial owners of the shares beneficially owned by such entities. As such, Messrs. Barber and Woloson are the beneficial owners of 719,424 shares, as to which each has shared voting and shared dispositive power.

  Charles E. Noell III is a managing member of JMI Associates IV, L.L.C. and JMI Side Associates, L.L.C. and may be deemed the beneficial owner of the shares beneficially owned by such entities. As such, Mr. Noell is the beneficial owners of 719,424 shares, as to which he has shared voting and shared dispositive power.

  Harry S. Gruner, a director of the Corporation, is a managing member of JMI Associates IV, L.L.C., a limited partner of JMI Equity Side Fund, L.P. and a principal of JMI, Inc., the management company for JMI Equity Side Fund, L.P. and may be deemed the beneficial owner of the shares beneficially owned by such entities. As such, Mr. Gruner is the beneficial owner of 790,138 shares (which includes 52,500 shares issuable pursuant to stock options exercisable within 60 days of the Record Date), of which he has sole voting power and sole dispositive power as to 63,214 shares and shared voting power and shared dispositive power as to 719,424 shares. Mr. Gruner disclaims beneficial ownership of the 719,424 shares beneficially owned by JMI Associates IV, L.L.C. and JMI Equity Side Fund, L.P., except to the extent of his pecuniary interest therein.

(8)
Information included in this table regarding Marc Butlein was obtained from his Schedule 13-G/A filed with the Commission on or about February 4, 2004.

(9)
Includes 85,000 shares of Common Stock held by the Alfred J. and Regina A. Amoroso Family Trust, 10,000 shares held by the Ashlee R. Amoroso Trust, 10,000 shares held by the April A. Amoroso Trust, 10,000 shares held by the Adam J. Amoroso Trust and 10,000 shares held by the Austin T. Amoroso Trust. Mr. Amoroso disclaims beneficial ownership of all shares, except to the extent of his pecuniary interest therein.

(10)
Includes 85,500 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of the Record Date.

(11)
Includes 49,621 shares of Common Stock owned by Ardent Research Partners, L.P., 49,621 shares owned by Ardent Research Partners, LTD. and 37,101 shares of Common Stock issuable to Mr. Saldutti pursuant to stock options exercisable within 60 days of the Record Date. Mr. Saldutti, a director of the Corporation, is a general partner of Ardent Research Partners, L.P and Ardent Research Partners, LTD. and may be deemed the beneficial owner of the shares beneficially owned by such entities. Mr. Saldutti disclaims beneficial ownership of the 49,621 shares of Common Stock beneficially owned by Ardent Research Partners, L.P and 49,621 shares beneficially owned by Ardent Research Partners, LTD., except to the extent of his pecuniary interest therein.

(12)
Includes 52,500 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of the Record Date.

(13)
Includes 53,671 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of the Record Date.

(14)
Includes 48,775 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of the Record Date.

(15)
Includes 37,500 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of the Record Date.

(16)
Includes 15,860 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of the Record Date.

(17)
Includes 10,000 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of the Record Date.

(18)
Includes 856,682 shares of Common Stock issuable pursuant to stock options exercisable within 60 days of the Record Date.

PROPOSAL NO. 1

ELECTION OF DIRECTOR

        The Corporation's Board of Directors is currently fixed at seven members. The Corporation's By-Laws divide the Board of Directors into three classes. The members of each class of directors serve for staggered three-year terms. Messrs. Monte E. Ford, Dale Kutnick and Francis J. Saldutti are Class I Directors, Messrs. Alfred J. Amoroso, Gayl W. Doster and Harry S. Gruner are Class II Directors, and Mr. Michael Simmons is a Class III Director. Messrs. Howard Rubin and George McNamee are not standing for re-election to the Board. The Class III Director's term expires at the Annual Meeting.

        The Board of Directors has nominated and recommended that Mr. Simmons, who currently serves as a Class III Director, be re-elected as a Class III Director, to hold office until the Annual Meeting of Stockholders for the year ending December 31, 2006, and until his successor has been duly elected and qualified or until his earlier resignation or removal. The Board of Directors knows of no reason why the nominee should be unable or unwilling to serve, but if the nominee should for any reason be unable or unwilling to serve, the proxies will be voted for the election of such other person for the office of director as the Board of Directors may recommend in the place of such nominee. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the election of the nominee.

        The following table sets forth the name of the nominee to be voted upon at the meeting and each director whose term of office will extend beyond the meeting, the year such nominee or director was first elected a director, the positions currently held by the nominee and each director with the Corporation, the year the nominee's or director's term will expire and the class of director of the nominee and each director.

Nominee and Director's Names and Year Nominee or Director First Became a Director	Position(s) with the Corporation	Year Term Will Expire	Class of Director
Nominee:
Michael Simmons (1994)	Director	2004	III
Continuing Directors:
Monte E. Ford (2003)	Director	2005	I
Dale Kutnick (1989)	Chairman of the Board of Directors	2005	I
Francis J. Saldutti (1990)	Director	2005	I
Alfred J. Amoroso (2002)	Vice Chairman of the Board of Directors, President & Chief Executive Officer	2006	II
Gayl W. Doster (2000)	Director	2006	II
Harry S. Gruner (1994)	Director	2006	II

THE BOARD OF DIRECTORS AND ITS COMMITTEES

        The Board of Directors met seven times and took action by unanimous written consent one time during the year ended December 31, 2003. The Audit Committee of the Board of Directors (the "Audit Committee"), of which Messrs. Doster, Saldutti and Simmons are currently members, is responsible for selecting our independent auditors, reviewing the scope of the audit engagement and the results of the audit, approving permitted non-audit services provided by our independent auditors, reviewing our internal disclosure control processes, overseeing our financial reporting activities and the accounting practices and policies followed in such reporting, overseeing complaints by employees and others as to the Corporation's financial reporting and the compliance by our employees with applicable laws, and other matters as the Board of Directors or the Audit Committee deems appropriate. In February 2003, the Board of Directors adopted an amended and restated charter with respect to the Audit Committee's roles and responsibilities, a copy of which is attached as Appendix A to this Proxy Statement. The Audit Committee met six times during the year ended December 31, 2003. See "Audit Committee Report." The Corporation's Board of Directors has determined that Mr. Doster is the Corporation's Audit Committee Financial Expert, as defined in applicable SEC rules. Mr. Doster is independent as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act.

        The Compensation Committee of the Board of Directors (the "Compensation Committee"), of which Messrs. Ford and Simmons are currently members, makes recommendations concerning the salaries and incentive compensation of executive officers and other employees of, and consultants to, the Corporation and oversees and administers the Corporation's stock plans. The Compensation Committee met one time and took action by unanimous written consent four times during the year ended December 31, 2003.

        In 2003, the Board of Directors created a Nominating Committee of the Board of Directors (the "Nominating Committee"), comprised of Directors Rubin, Saldutti and Simmons. Messrs. Saldutti and Simmons are independent members of the Board of Directors. Although Mr. Rubin was not independent under the applicable Nasdaq rules, the Board determined at that time that Mr. Rubin's participation on our Nominating Committee was in the best interests of the Corporation and its stockholders. The Nominating Committee met one time and took no action by unanimous written consent during the year ended December 31, 2003. The Nominating Committee's role is to identify to the Board those governing rules and regulations that impact Board composition, establish general qualification guidelines for nominees to the Board, and to identify, interview and approve suitable candidates for membership on the Board. The Board of Directors adopted a charter with respect to the Nominating Committee's roles and responsibilities, a copy of which is attached as Appendix B to this Proxy Statement.

        In considering candidates for appointment or reelection to our Board, our Nominating Committee seeks to ensure that all our directors have sufficient experience and commitment to effectively serve on our Board and that at least a majority of our directors are independent as required under applicable Nasdaq rules. In addition, the Nominating Committee evaluates candidates to ensure that our Board membership includes the right mix of persons having the proper qualifications to serve on our Board committees and that director candidates who might be appointed to our Audit Committee meet the additional requirements applicable to audit committee members under Nasdaq and SEC rules. Additionally, in identifying and evaluating potential director candidates for appointment to the Board, the Nominating Committee considers the depth, extent and relevancy to META Group's business of the candidate's business and professional experience, the candidate's integrity and ability to bring an independent analytical inquiry to Board functions, and willingness and ability to devote sufficient time to Board activities. In identifying persons with these characteristics, the Nominating Committee seeks input from members of the Board and, if the Nominating Committee considered it appropriate, from an independent search firm. Each candidate individually meets with each director and with members of senior management, and the Nominating Committee reviews each candidate's qualifications and suitability to serve on our Board and takes such other actions as it deems appropriate, prior to appointing the candidate to our Board. Following the recommendation from the Nominating Committee, the decision regarding Mr. Simmons' re-election the Board of Directors was made by the entire Board.

        The Nominating Committee will consider nominees recommended by stockholders. Although there are no formal procedures for stockholders to nominate persons to serve as members of the Nominating Committee, stockholders wishing to submit nominations should notify the Corporation at its principal office at 208 Harbor Drive, Stamford, Connecticut 06912-0061 (Attention: Secretary) of their intent to do so. To be considered by the Nominating Committee, nominations must be received on or before the deadline for receipt of stockholder proposals, and should include the following information: (1) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including the person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (2) the names and addresses of shareholders making the nomination and the number of shares of Common Stock which are owned beneficially and of record by such shareholders, and (3) appropriate biographical information and a statement as to the qualification of the nominee. See "Stockholder Proposals."

        During the year ended December 31, 2003, no members of the Board of Directors attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which they served.

        If you would like to communicate with our Board of Directors or the non-management members of the Board, you may send, in an envelope marked "Confidential," a written communication to the Chair of the Audit Committee, c/o the Corporation's Secretary at 208 Harbor Drive, Stamford, CT 06912-0061. All such envelopes will be delivered unopened to the Chair of our Audit Committee.

POSITIONS OF DIRECTORS AND EXECUTIVE OFFICERS

        The following table sets forth, as of the Record Date, the ages and positions currently held by each executive officer, director and nominee with the Corporation.

Name	Age	Position
Alfred J. Amoroso	54	Vice Chairman of the Board of Directors, President & Chief Executive Officer
John M. Daut	45	Senior Vice President, Global Sales
Dale Kutnick	54	Chairman of the Board of Directors
John W. Riley	45	Vice President, Chief Financial Officer, Treasurer and Secretary
Karen M. Rubenstrunk	44	Senior Vice President, Executive Directions
Howard A. Rubin*(1)	55	Director and META Research Fellow
Henry B. Satterthwaite	62	Senior Vice President, Global Consulting
Herbert L. VanHook	51	Senior Vice President, Research and Product Management
David H. Yockelson	39	Senior Vice President, Research Content and Vendor Services
Gayl W. Doster(2)	66	Director
Monte E. Ford(3)	44	Director
Harry S. Gruner	44	Director
George McNamee*	57	Director
Francis J. Saldutti(1)(2)	56	Director
Michael Simmons(1)(2)(3)	65	Director

*
Not standing for re-election.

(1)
Member of the Nominating Committee of the Board of Directors.

(2)
Member of the Audit Committee of the Board of Directors.

(3)
Member of the Compensation Committee of the Board of Directors.

        Alfred J. Amoroso has served as President, Chief Executive Officer, and Vice Chairman of the Board of Directors of the Corporation since July 2002. Previously, Mr. Amoroso was President, Chief Executive Officer and a director of CrossWorlds Software, Inc. from October 1999 to January 2002, when CrossWorlds was acquired by IBM. Mr. Amoroso served as General Manager of IBM Global Services Asia Pacific from May 1997 to October 1999. From 1993 to 1997, Mr. Amoroso held various other management positions at IBM, including General Manager of the Worldwide Insurance Business Unit, General Manager of the North American Insurance Business Unit and Vice President of the Insurance Consulting Practice. Prior to IBM, Mr. Amoroso held various positions at Price Waterhouse, now PricewaterhouseCoopers, from 1985 to 1993 including Lead Technology Partner and partner in charge of the Worldwide Insurance Consulting Practice. Prior to Price Waterhouse, Mr. Amoroso co-founded Computech Corporation, an information technology consulting and development firm, in 1977 and served as Chief Executive Officer. Computech was purchased by Price Waterhouse in 1985.

Mr. Amoroso has a BS degree in Systems Engineering and a MS in Operations Research from the Polytechnic Institute of Brooklyn. Mr. Amoroso is also a director of Foundry Networks, Inc.

        John M. Daut has served as Senior Vice President—Global Sales since August 2003. Prior to joining the Corporation he served as Executive Vice President, Sales and Marketing for Internosis, Inc., a systems integrator, from August 2001 to July 2003; as Senior Vice President, Client and Business Development for Skila, Inc., a provider of Internet-based solutions for the pharmaceutical industry from April 2000 to December 2000; and held various positions at Gartner Inc. from 1985 to 2000 including Group Vice President—Corporate Development, Group Vice President-North American Sales, and Regional Vice President. Mr. Daut received a BA from Rutgers College.

        Dale Kutnick, a co-founder of the Corporation, has served as a director of the Corporation since its inception in January 1989, and as Chairman of the Board of Directors of the Corporation since May 1998. Mr. Kutnick served as Chief Executive Officer from January 1989 to July 2002, and as Acting President of the Corporation from April to July 2002. In addition, Mr. Kutnick served as Research Director from the inception of the Corporation in January 1989 to June 1998 and served as Co-Research Director from July 1998 to January 2003. Prior to co-founding META Group, Mr. Kutnick was Executive Vice President of Research at Gartner, Inc. and an Executive Vice President at Gartner Securities. Prior to his experience at Gartner, Inc., he served as an Executive Director, Research Director and Principal at Yankee Group and as a Principal at Battery Ventures, a venture capital firm. Mr. Kutnick is a graduate of Yale University. Mr. Kutnick serves on the Board of Directors of First Albany Companies, Inc., the holding company of First Albany Corporation.

        John W. Riley has served as Vice President, Chief Financial Officer, Treasurer and Secretary since February 2004. Previously, Mr. Riley held the position of Vice President and Controller from February 2003 to January 2004. Prior to joining the Corporation he served as Vice President of Finance for Covance Central Laboratory Services, Inc. from August 1999 to April 2002; as Director of Finance and Treasurer for Novo Nordisk of North America, Inc. from February 1996 to July 1999; and as Controller for Novo Nordisk Pharmaceuticals Inc. from August 1992 to January 1996. He earned his CPA while working at Price Waterhouse. Mr. Riley received a Bachelors in Business Administration (Accounting) from the University of Notre Dame.

        Karen M. Rubenstrunk has served as Senior Vice President, Executive Directions, since April 2002. Previously, Ms. Rubenstrunk held the positions of Division Director from February 1998 to April 2002 and Service Director from February 1996 to February 1998. Ms. Rubenstrunk received a BS in Computer Science from Arizona State University and an MBA from Old Dominion University.

        Howard A. Rubin has served as META Research Fellow since October 2000 and has served as a Director of the Corporation since January 1999. Dr. Rubin is the founder and Chief Executive Officer of Rubin Systems Inc. ("RSI"), an IT strategy benchmarking and consulting firm, which he founded in January 1986. The Corporation acquired substantially all of RSI's assets in October 2000. See "Certain Relationship and Related Transactions." Dr. Rubin is also a Professor Emeritus of Hunter College in New York.

        Henry B. Satterthwaite has served as Senior Vice President, Global Consulting since July 2003. Prior to joining the Corporation, he served as President for Henri-Burton French Antiques Ltd. from January 2002 to June 2003; as Chief Executive Officer for OPCENTER LLC, a professional services firm, from April 2001 to January 2002; as President and Chief Executive Officer for Snickelways Interactive, Inc., a business consultancy firm, from May 2000 to April 2001; and held various positions at Gartner Inc. from 1994 to 2000 including Vice President, Senior Vice President, and President and General Manager of Gartner Consulting. Mr. Satterthwaite received a BA from Yale University.

        Herbert L. VanHook has served as Senior Vice President Research and Product Management, since April 2002. Previously, Mr. VanHook held the positions of Senior Vice President and Director, Service Management Strategies ("SMS"), from January 2001 to April 2002; Vice President and Director, SMS, from January 1999 to January 2001; Vice President, SMS, from October 1998 to January 1999; and

Program Director, SMS, from October 1996 to October 1998. He received a BS in Computer Science from the University of Kentucky.

        David H. Yockelson has served as Senior Vice President, Research Content and Vendor Services since April 2002. Previously, Mr. Yockelson held the positions of Senior Vice President and Director, Applications and Solutions Services, from May 1999 to April 2002; and Vice President and Director, Applications and Solutions Services, from May 1996 to May 1999.

        Gayl W. Doster has served as a Director of the Corporation since April 2000. Mr. Doster is a CPA and was the President and Chief Operating Officer of Sigma Micro Corporation, a computer software company from January 1997 until his retirement in December, 2002. Previously, Mr. Doster served as Professor of Community Pharmacy Management, College of Pharmacy, University of Rhode Island from October 1995 to January 1997. Mr. Doster received a BS in Accounting from the Indiana University Kelley School of Business and earned his CPA in 1965 while working at Ernst & Young.

        Monte E. Ford has served as a Director of the Corporation since May 2003. Mr. Ford is the senior vice president and chief information officer at American Airlines, and has executive responsibility for the American Airlines' information technology services (ITS) group. Prior to joining American Airlines, Mr. Ford was executive vice president and chief information officer at The Associates First Capital Corporation. Prior to that, Mr. Ford held several positions at Bank of Boston (currently Fleet Bank), including senior vice president of technology.

        Harry S. Gruner has served as a Director of the Corporation since July 1994. Mr. Gruner has been a general partner of JMI Partners, L.P., the general partner of JMI Equity Fund, L.P., and an affiliate of JMI Associates, a venture capital firm, since 1992. From 1986 until joining JMI Equity Fund, L.P., Mr. Gruner was at Alex Brown & Sons Incorporated, an investment banking firm. See "Certain Relationships and Related Transactions."

        George McNamee has served as a Director of the Corporation since August 1996. Since 1984, Mr. McNamee has been the Chairman, and until July 2003, Co-Chief Executive Officer, of First Albany Companies, Inc., the publicly traded holding company for First Albany Corporation, the specialty investment banking firm. Mr. McNamee is also Chairman of Plug Power Inc. a publicly traded company. He also serves on the Yale Development Board. See "Certain Relationships and Related Transactions."

        Francis J. Saldutti has served as a Director of the Corporation since November 1990. Mr. Saldutti has been a general partner of Ardent Research Partners, L.P., a technology focused money management partnership, since April 1992 and was a senior technology analyst at Amerindo Investment Advisors, an investment firm, from October 1989 through February 1995. Prior to October 1989, Mr. Saldutti was Senior Vice President and Director of Research for Gartner Securities, Director of Technology Research for LF Rothschild, Unterberg, Towbin, an investment banking firm, and senior technology analyst for Merrill Lynch Asset Management's Science/Technology Fund. See "Certain Relationships and Related Transactions."

        Michael Simmons has served as a Director of the Corporation since September 1994. Mr. Simmons serves as Principal and President of M.S. Associates, a technology management and operations consulting firm founded by him in October 1993. Mr. Simmons also served as the Chief Administrative Officer of Security Capital Group, a real estate investment firm, from June 1995 to March 1997. In 1993 and 1994, Mr. Simmons worked as an independent management consultant, and from 1990 through 1993, Mr. Simmons was an Executive Vice President at the Bank of Boston.

        Executive officers of the Corporation are elected by the Board of Directors on an annual basis and serve until their successors have been duly elected and qualified or their earlier resignation or removal. There are no family relationships among any of the executive officers or directors of the Corporation.

        The Board believes that each of Messrs. Doster, Ford, Gruner, Saldutti and Simmons are "independent" under current Nasdaq rules.

        Our directors are encouraged to attend all META Group stockholder meetings.

PROPOSAL NO. 2

PROPOSAL TO APPROVE THE 2004 STOCK PLAN

        The 2004 Stock Plan (the "2004 Stock Plan") was adopted by the Corporation's Board of Directors in April 2004, as a successor to the Corporation's Amended and Restated 1995 Stock Plan (the "1995 Stock Plan"), which will expire by its terms in October 2005. The Corporation seeks stockholder approval of the 2004 Stock Plan and all the material terms thereof, including reservation of 600,000 shares of Common Stock for issuance pursuant to awards made under the 2004 Stock Plan, plus (1) an additional 600,000 shares (or such lesser number as is determined by our Board) on the first day of each of our fiscal years 2005, 2006, 2007 and 2008 (for a maximum aggregate number of shares in those four years of 2,400,000) and (2) up to an additional 1,500,000 shares that (a) remain available for issuance under the Corporation's 1995 Stock Plan upon termination of the 1995 Stock Plan, and (b) are subject to options and other awards granted under our 1995 Stock Plan upon cancellation or expiration of such options and other awards, where such cancellations or expirations occur after termination of the 1995 Stock Plan. The 2004 Stock Plan will become effective only if we obtain such stockholder approval.

        The Corporation's management relies on equity compensation as an essential part of the compensation packages necessary for the Corporation to attract and retain experienced officers, employees, directors and consultants. As a result of the upcoming expiration of our 1995 Stock Plan, as well as anticipated changes in the financial statement accounting standards applicable to equity compensation awards, our Board of Directors believes it is necessary to adopt the 2004 Stock Plan in order to permit the Corporation to be in a position to continue providing long-term, equity-based incentives to present and future officers, employees, directors and consultants in a manner that is appropriate in light of changing market conditions related to such compensation.

        Several notable features of the 2004 Stock Plan are:

  •
  It reserves 600,000 shares of Common Stock for issuance, plus (1) an additional 600,000 shares (or such lesser number as is determined by our Board) on the first day of each of our fiscal years 2005, 2006, 2007 and 2008 (for a maximum aggregate number of shares in those four years of 2,400,000) and (2) up to an additional 1,500,000 shares that (a) remain available for issuance under the Corporation's 1995 Stock Plan upon termination of the 1995 Stock Plan, and (b) are subject to options and other awards granted under our 1995 Stock Plan upon cancellation or expiration of such options and other awards, where such cancellations or expirations occur after termination of the 1995 Stock Plan; provided that shares that return to the 2004 Stock Plan if an award granted under the 2004 Stock Plan expires or terminates, or are repurchased by or otherwise forfeited to the Corporation pursuant to an award, will again be available for issuance pursuant to awards granted under the 2004 Stock Plan.

  •
  It allows for the issuance of the following types of awards ("Awards"): stock options ("Options"), stock purchase rights ("Purchase Rights"), stock bonus awards ("Stock Awards"), restricted stock unit awards ("RSUs"), stock appreciation rights ("SARs"), phantom stock rights ("Phantom Stock"), and awards having similar characteristics, including awards that may be settled in cash rather than shares of Common Stock ("Cash-Settled Awards") and including awards that permit the issuance of shares without requiring the participant to pay value therefor;

  •
  It allows the Corporation broad flexibility to determine the terms and conditions that apply to Awards;

  •
  It limits the number of shares that may be granted subject to Awards to any employee during a single fiscal year of the Corporation to 500,000, except in the case of a newly-hired employee in which case the limit is 1,000,000 shares;

  •
  It permits the Corporation to issue Options, Purchase Rights and in certain other instances other types of Awards that may qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code, as amended (the "Code"), meaning that the Corporation may be able to deduct fully amounts of compensation relating to these Awards paid to certain of our officers;

  •
  It does not permit repricing of outstanding options unless we first obtain stockholder approval;

  •
  It has a term of 10 years from the date our stockholders approve it; and

  •
  It provides for the adjustment of plan and Award share numbers and Award prices in the event of certain transactions such as stock splits, stock dividends and similar changes to our capital structure.

        The Board of Directors has approved, and has recommended to the stockholders that they approve, the 2004 Stock Plan and the above-described reservation of shares of common stock for issuance subject to Awards thereunder.

        As of March 1, 2004 approximately 700 persons were eligible to participate in the 2004 Stock Plan. The Corporation has not determined who will receive Awards under the 2004 Stock Plan if our stockholders approve the plan. Because the benefits or amounts related to Awards that may be granted to eligible participants under the 2004 Stock Plan derive from the value of our stock price on future dates, such benefits and amounts are not determinable. The value of a share of our common stock on April 23, 2004 was $5.35.

DESCRIPTION OF THE 2004 STOCK PLAN

        The purpose of the 2004 Stock Plan is to provide incentives to key officers, employees, directors (including non-employee directors) and consultants who render services to the Corporation by providing them with opportunities to own stock of the Corporation. The text of the 2004 Stock Plan has been filed with the EDGARized version of this Proxy Statement and may be obtained through the SEC website, under the META Group filings, at http://sec.gov/. The following is a summary of the 2004 Stock Plan and should be read together with the full 2004 Stock Plan text.

        ELIGIBILITY.    The 2004 Stock Plan permits the Corporation to grant to employees incentive stock options ("ISO" or "ISOs"), as defined in Code Section 422, and to grant all other forms of Awards to directors (including non-employee directors), officers, employees and consultants of the Corporation.

        ADMINISTRATION.    The 2004 Stock Plan is administered by the Board of Directors and/or the Compensation Committee (and may be administered by a subcommittee of the Compensation Committee or an officer of the Corporation with respect to certain categories of participants within authority granted by the Board or the Compensation Committee). We refer to the body or individual actually administering the 2004 Stock Plan at any point in time as the "Administrator." Subject to the terms of the 2004 Stock Plan, the Administrator has authority to determine, among other things, the persons to whom Awards are granted, the number of shares covered by each Award, the exercise or purchase price per share (if any) and other terms and conditions governing the Awards, including restrictions, if any, applicable to the shares of Common Stock issuable upon exercise of Awards.

        SECTION 162(M) LIMITATIONS.    Stockholder approval is being sought with respect to the limitations on the number of shares that may be made subject to Awards granted under the 2004 Stock Plan to an employee during a single fiscal year. The 2004 Stock Plan provides that this limitation is 500,000 shares with respect to any employee other than a newly-hired employee and is 1,000,000 shares with respect to a newly-hired employee. This limitation is included in the 2004 Stock Plan in order to permit the Corporation to qualify certain of the Awards made under the plan as "performance-based compensation" for purposes of allowing the Corporation to deduct compensation amounts paid with respect to such Awards to our Chief Executive Officer and any of the four other most highly-compensated officers under the rules and requirements of Section 162(m) of the Code. Section 162(m)

generally disallows a tax deduction to public companies for compensation paid to such officers if the amount of compensation paid in a given year exceeds $1 million. Compensation that qualifies as performance-based compensation is exempt from this deduction disallowance rule. Shareholder approval of this proposal adopting the 2004 Stock Plan will constitute shareholder approval of these limitations for Section 162(m) purposes.

        TERM OF PLAN.    Awards may be granted under the 2004 Stock Plan at any time on or prior to the tenth anniversary of the date our stockholders approve the plan.

        TRANSFERABILITY.    Generally, Awards under the 2004 Stock Plan will not allow for transferability of outstanding Awards, although the plan allows the Administrator discretion to provide for limited transferability of Awards as long as they conform to the requirements of applicable law.

        TERMS AND CONDITIONS OF OPTIONS.    Each option granted under the 2004 Stock Plan is evidenced by an agreement between the Corporation and the participant and is subject to the following conditions.

        Exercise Price.    The exercise price per share of ISOs cannot be less than the fair market value of the Common Stock on the date of grant (or, in the case of ISOs granted to employees holding more than 10% of the total combined voting power of all classes of stock of the Corporation, 110% of the fair market value of the Common Stock on the date of grant). The exercise price per share of options that do not qualify as ISOs ("Non-Qualified Options") granted under the 2004 Stock Plan cannot be less than the fair market value of Common Stock on the date of grant of such Options.

        Term of Options.    The 2004 Stock Plan provides that each option shall expire on the date specified by the Administrator, but not more than ten years from its date of grant in the case of Options generally, and five years in the case of ISOs granted to an employee holding more than 10% of the total combined voting power of all classes of stock of the Corporation. Options are subject to early termination in certain circumstances (such as termination of employment or upon certain corporate events).

        Vesting and Exercisability.    Each Option granted under the 2004 Stock Plan may either be fully exercisable at the time of grant or may become exercisable in such installments as the Administrator may specify. Typically, options granted under the Corporation's stock plans have become exercisable as they vest and our standard vesting schedule is 25% of the option shares vest one year after the grant date and 1/48th of the option shares vest each month thereafter. Each Option may be exercised from time to time, in whole or in part, up to the total number of shares with respect to which it is then exercisable. The Administrator has the right to accelerate the date of vesting and/or exercisability of any installment of any option.

        Consideration.    Payment of the exercise price of an Option granted under the 2004 Stock Plan may be made, subject to legal restrictions, in cash or by check or, at the discretion of the Administrator, by tendering Common Stock of the Corporation, or through delivery of an assignment of proceeds from the sale of the underlying Common Stock (or any combination thereof or any other method of payment permitted by applicable law).

        Early Termination of Options.    Generally, Options will terminate under the 2004 Stock Plan 90 days after an optionee ceases to be employed with the Corporation (although longer periods of time will apply if the optionee ceases to be employed as a result of his or her disability or death). This means that optionees will generally have 90 days to exercise those Option shares that were vested as of the last day of their employment. Longer post-termination exercise periods may be provided by the Administrator.

        Other Provisions.    The agreement reflecting an Option may contain such other terms and conditions as the Administrator in its discretion determines appropriate.

        TERMS AND CONDITIONS OF OTHER AWARDS.    Each agreement reflecting a Purchase Right, Stock Award, RSU, SAR, Phantom Stock, Cash-Settled Award or other similar Award will contain provisions regarding (1) the number of shares subject to the Award or the formula for determining such number, (2) the purchase price of the shares, if any, and the means of payment for the shares, (3) the performance criteria, if any, and level of achievement versus these criteria that will determine the number of shares received, (4) any applicable terms and conditions of grant, vesting, exercise, issuance and forfeiture of the Award and the Award shares in each case as may be established by the Administrator, (5) restrictions including transfer restrictions as may apply to the Award and the Award shares, (6) the time or times at which the Award may be settled, (7) arrangements to defer distribution of the Award shares, and (8) such other terms and conditions as the Administrator may impose.

        Cash-Settled Awards generally contain the same terms and conditions as described in the preceding paragraph, but provide for settlement (payment to the participant) in cash either as an alternative or in addition to shares of stock, typically at the election of the Corporation.

        ADJUSTMENTS UPON CERTAIN CORPORATE TRANSACTIONS.    The 2004 Stock Plan provides for adjustment of the number of shares remaining available for issuance under the plan and the Section 162(m) limitation described above, as well as the number of shares and purchase price (if any) applicable to outstanding Awards in the event of a stock split, stock dividend, combination, recapitalization or similar transaction.

        In the event the Corporation were to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Corporation's assets or otherwise, the Administrator or the Board of Directors of the counter-party to the transaction would either (1) make appropriate provision for the continuation of outstanding Awards by substituting on an equitable basis for the shares then subject to such Awards either (a) the consideration payable with respect to the outstanding shares of common stock in connection with the transaction, (b) shares of stock of the surviving corporation or (c) such other securities as the successor Board deems appropriate, the fair market value of which shall not materially exceed the fair market value of the shares of Common Stock subject to such Awards immediately preceding the Acquisition transaction; or (ii) upon written notice to the participants, provide that all Awards must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Awards shall terminate; or (iii) terminate all Awards in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Awards (to the extent then exercisable) over the exercise price thereof.

        In the event of the proposed dissolution or liquidation of the Corporation, each outstanding award will terminate unless otherwise provided by the Administrator.

        AMENDMENT AND TERMINATION OF THE 2004 STOCK PLAN. The Board of Directors may from time to time adopt amendments to the 2004 Stock Plan, certain of which are subject to stockholder approval, and may terminate the 2004 Stock Plan, at any time (although such action shall not affect Awards previously granted). Unless terminated sooner, the 2004 Stock Plan will terminate at the end of the day on May 24, 2014.

        The 2004 Stock Plan provides that stockholder approval will be required with respect to any plan amendments that:

  •
  increase the total number of shares that may be issued under the Plan (except for adjustment in connection with certain corporate transactions as described above);

  •
  materially increase the benefits accruing to participants under the Plan (provided that exercise of the Administrator's expressly permitted authority under the Plan will not constitute such a material increase in benefits);

  •
  materially modify the requirements as to eligibility for participation in the Plan;

  •
  modify the provisions set forth in the plan regarding the minimum prices at which shares must be purchased subject to certain Awards (except for adjustment in connection with certain corporate transactions as described above);

  •
  extend the expiration date of the Plan;

  •
  expand the types of Awards that may be granted under the Plan (provided that the Administrator's interpretation of the types of Awards that may be granted as Stock Awards, RSUs, SARs, Phantom Stock, and Cash Awards shall not be construed as an expansion of the types of Awards permitted under the Plan so long as the terms of those Awards, in whatever form they take, otherwise comply with the plan);

  •
  reprice outstanding Options; or

  •
  take any other action for which stockholder approval is mandated under applicable law.

        FEDERAL TAX CONSIDERATIONS

        The following is a brief summary of the U.S. federal income tax consequences of transactions under the 2004 Stock Plan based on federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular participant based on his or her specific circumstances. The summary related to options addresses only current U.S. federal income tax law applicable to stock options that may be exercised solely with respect to vested shares and the general summary expressly does not discuss the income tax laws of any state, municipality, non-U.S. taxing jurisdiction or gift, estate or other tax laws other than federal income tax law. The Corporation advises all plan participants to consult their own tax advisor concerning the tax implications of participating in the 2004 Stock Plan, and the disposition of stock acquired upon such exercises, under the plan.

        Options.    Options granted under the 2004 Stock Plan may be either Incentive Stock Options, which are intended to qualify for the special tax treatment provided by Section 422 of the Code, or Non-Qualified Stock Options, which will not qualify.

        Incentive Stock Options.    If an option granted under the 2004 Stock Plan is an Incentive Stock Option, the optionee will recognize no income upon grant of the ISO and will incur no tax liability due to the exercise, except to the extent that such exercise causes the optionee to incur alternative minimum tax. (See discussion below.) The Corporation will not be allowed a deduction for federal income tax purposes as a result of the exercise of an ISO regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercise of the option by the optionee, any gain will be treated as a long-term capital gain. If both of these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the Common Stock on the date of the option exercise or the sale price of the Common Stock. The Corporation will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on a disposition of the shares prior to completion of both of the above holding periods in excess of the amount treated as ordinary income will be characterized as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier.

        Alternative Minimum Tax.    The exercise of an ISO may subject the optionee to the alternative minimum tax under Section 55 of the Code. The alternative minimum tax is calculated by applying a tax rate of 26% to alternative minimum taxable income of joint filers up to $175,000 ($87,500 for married taxpayers filing separately) and 28% to alternative minimum taxable income above that amount. Alternative minimum taxable income is equal to (i) taxable income adjusted for certain items, plus (ii) items of tax preference less (iii) an exemption amount that is determined with reference to the individual's filing status and which exemptions amounts are phased out for upper income taxpayers. Alternative minimum tax will be due if the tax determined under the foregoing formula exceeds the regular tax of the taxpayer for the year.

        In computing alternative minimum taxable income, shares purchased upon exercise of an Incentive Stock Option are treated as if they had been acquired by the optionee pursuant to exercise of a Non-Qualified Stock Option. As a result, the optionee recognizes alternative minimum taxable income equal to the excess of the fair market value of the common stock on the date of exercise over the option exercise price. If an optionee pays alternative minimum tax, the amount of such tax may be carried forward as a credit against any subsequent year's regular tax in excess of the alternative minimum tax for such year. Because the alternative minimum tax calculation may be complex, optionees should consult their own tax advisors prior to exercising incentive stock options.

        Nonstatutory Stock Options.    All other options which do not qualify as Incentive Stock Options are referred to as Non-Qualified Stock Options. An optionee will not recognize any taxable income at the time he or she is granted a Non-Qualified Stock Option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the fair market value of the shares over the exercise price. The income recognized by an optionee who is also an employee of the Corporation will be subject to income and employment tax withholding by the Corporation by payment in cash by the optionee or out of the optionee's current earnings. Upon the sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares as of the date of exercise of the option will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year from date of exercise. Unless limited by Code Section 162(m) or otherwise, the Corporation will be entitled to a deduction in the same amount as and at the time the participant recognized ordinary income.

        Purchase Rights and Stock Awards.    Purchase Rights and Stock Awards are generally taxed in the same manner as nonstatutory stock options. If shares subject to these awards are subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code (e.g., by being forfeitable in the event the participant ceases to provide services to the Corporation or certain performance objectives applicable to the Awards are not achieved), then the participant will not recognize ordinary income at the time the shares are issued under the Award. Instead, the participant will recognize ordinary income on the dates when the stock is no longer subject to the substantial risk of forfeiture or when the stock becomes transferable (if earlier). The participant's ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture.

        The participant may accelerate the date on which he or she recognize ordinary income, if any, and begin his or her capital gain holding period with respect to the shares by timely filing an election pursuant to Section 83(b) of the Code. If this election is filed, the participant recognizes ordinary income, if any, on the date(s) the Award shares are issued or purchased. The amount of ordinary income recognized is equal to the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the Award shares or issued or purchased. The capital gains holding period begins on that same date. Ordinary income recognized by an employee of the Corporation will be subject to withholding by the Corporation. Unless limited by Code Section 162(m) or otherwise, the Corporation will be entitled to a deduction in the same amount as and at the time the participant recognized ordinary income.

        Other Awards.    The tax consequences of other Awards made under the 2004 Stock Plan will be described to participants in plan summary documents provided to them at the time of grant of such Award.

        ACCOUNTING. Option grants made to employees having a fixed exercise price that is at least equal to the fair market value of the underlying stock on the date of grant and giving the holder a right to purchase a fixed number of shares will not result under current accounting rules to any direct charge to our reported earnings. However, the fair market value of those awards is required to be disclosed in the notes to our financial statements, and we must also disclose in our financial statement notes the pro forma impact those awards would have upon our reported earnings and earnings per share if the fair value of those awards at the time of grant were treated as a compensation expense over the vesting period of the option.

        The Financial Accounting Standards Board has initiated a project to consider the appropriate accounting treatment for compensatory stock options. Accordingly, the foregoing summary for options granted under the 2004 Stock Plan may change substantially, perhaps beginning in early 2005, in a way that would result in our being required to take direct charges to our reported earnings. Such changes in the accounting rules could affect our profitability in future financial statement periods.

VOTE REQUIRED FOR APPROVAL

        The proposal to approve the adoption of the 2004 Stock Plan requires approval by an affirmative vote of the holders of a majority of the Corporation's stock present, or represented, and entitled to vote at the Annual Meeting.

BOARD OF DIRECTORS RECOMMENDATION

        The Board of Directors recommends a vote FOR Proposal No. 2 to approve the adoption of the 2004 Stock Plan and to reserve 600,000 shares for issuance thereunder, plus (1) an additional 600,000 shares (or such lesser number as is determined by our Board) on the first day of each of our fiscal years 2005, 2006, 2007 and 2008 and (2) up to an additional 1,500,000 shares that (a) remain available for issuance under the Corporation's 1995 Stock Plan upon termination of the 1995 Stock Plan, and (b) are subject to options and other awards granted under our 1995 Stock Plan upon cancellation or expiration of such options and other awards, where such cancellations or expirations occur after termination of the 1995 Stock Plan.

PROPOSAL NO. 3
PROPOSAL TO APPROVE THE 2004
NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

        The 2004 Non-Employee Director Stock Option Plan was adopted by the Corporation's Board of Directors in April 2004, as a replacement of the Corporations' Amended and Restated 1995 Non-Employee Director Stock Option Plan (the "1995 Director Plan"), which will expire by its terms in 2005. If stockholder approval of this Plan is obtained, the Corporations will immediately cease making grants under the 1995 Director Plan. The 2004 Non-Employee Director Stock Option Plan will become effective only if we obtain stockholder approval thereof.

        The Corporation relies on stock options as essential parts of the compensation packages necessary for the Corporation to attract and retain the services of qualified persons who are neither employees nor officers of the Corporation to serve as members of the Board of Directors. The Board of Directors of the Corporation believes that the adoption of the 2004 Non-Employee Director Stock Option Plan and the reservation of 225,000 shares for issuance thereunder is essential to permit the Corporation to continue to provide long-term, equity-based incentives to present and future non-employee members of the Board of Directors. If the 2004 Non-Employee Director Stock Option Plan is not approved, the Corporation may be unable to continue to provide suitable long-term equity-based incentives to present and future non-employee members of the Board of Directors, because the Corporation will not be able to grant options under the 1995 Non-Employee Director Stock Option Plan in excess of that number of shares of common stock remaining available under the existing 1995 Non-Employee Director Stock Option Plan and that plan expires in 2005.

        The Board of Directors has approved, and has recommended to the stockholders that they approve, the 2004 Non-Employee Director Stock Option Plan and the reservation of 225,000 shares for issuance thereunder upon the exercise of options.

DESCRIPTION OF THE 2004 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

        The purpose of the 2004 Non-Employee Director Stock Option Plan is to provide an inducement to obtain and retain the services of qualified persons who are neither employees nor officers of the Corporation to serve as members of its Board of Directors. The text of the 2004 Non-Employee Director Stock Option Plan has been filed with the EDGARized version of this Proxy Statement and may be obtained through the SEC website, under META Group filings, at http://sec.gov/. The following is a summary of the 2004 Non-Employee Director Stock Option Plan and should be read together with the full 2004 Non-Employee Director Stock Option Plan text.

        Under the 2004 Non-Employee Director Stock Option Plan, non-employee members of the Board of Directors of the Corporation may be granted on an automatic basis Non-Qualified Options.

        The 2004 Non-Employee Director Stock Option Plan is administered by the Board of Directors and/or a committee appointed by the Board of Directors. Subject to the terms of the 2004 Non-Employee Director Stock Option Plan, the Compensation Committee has authority to, among other things, construe the Non-Employee Director Stock Option Plan, determine all questions thereunder and adopt and amend such rules and regulations for the administration of the Non-Employee Director Stock Option Plan as it may deem advisable. As of April 15, 2004, six persons (Messrs. Doster, Ford, Gruner, McNamee, Saldutti and Simmons) were eligible to participate in the 2004 Non-Employee Director Stock Option Plan, although Mr. McNamee is not standing for re-election to the Board. We anticipate that each of Messrs. Doster, Ford, Gruner, Saldutti and Simmons would be granted an option to purchase 7,500 shares under the 2004 Non-Employee Director Stock Option Plan with the 12 months following its adoption. Because the amount and value of awards granted under the plan derive from the value of our common stock on future dates, such amounts and values are not determinable. The value of a share of our common stock on April 23, 2004 was $5.35.

        Non-Qualified Options may be granted under the 2004 Non-Employee Director Stock Option Plan at any time on or prior to May 24, 2014. Generally, each non-employee member of the Board of Directors will be automatically granted Non-Qualified Options to purchase 15,000 shares of Common Stock on the date such person becomes a member of the Board of Directors. One-third of such option is vested and exercisable immediately on the date of grant, with an additional one-third becoming vested and exercisable on each successive one-year anniversary of the date of such grant, so that these options will be fully vested and exercisable on the second anniversary of the date of grant. An option to purchase an additional 7,500 shares of Common Stock is granted on each successive one-year anniversary of the date of such person's first election to the Board of Directors. Such option is fully exercisable on the one-year anniversary of the date of such grant. The exercise price per share of Non-Qualified Options granted under the 2004 Non-Employee Director Stock Option Plan cannot be less than the fair market value of the Common Stock on the date of grant. The 2004 Non-Employee Director Stock Option Plan provides that each option shall expire on the date not more than ten years from its date of grant generally. Options are subject to early termination in certain circumstances (such as when the director's service on our Board terminates or upon certain corporate transactions).

        Each Option may be exercised from time to time, in whole or in part, up to the total number of shares with respect to which it is then vested. Under certain circumstances each option granted under the 2004 Non-Employee Director Stock Option Plan, which is outstanding, but unvested, shall become fully exercisable.

        Payment of the exercise price of a Non-Qualified Option granted under the 2004 Non-Employee Director Stock Option Plan may be made in cash or by check or, at the discretion of the Board of Directors, by tendering Common Stock of the Corporation, to the extent legally permitted, or through delivery of an assignment of proceeds from the sale of the underlying Common Stock (or any combination thereof).

        During the lifetime of the grantee, generally only the grantee may exercise a Non-Qualified Option; no assignment or transfer is permitted except by will or by the laws of descent and distribution or pursuant to a domestic relations order or to family members as permitted under applicable securities laws.

        If an optionee ceases to be a member of the Board of Directors for any reason other than death or permanent disability, any then unvested portion of Non-Qualified Options granted to such optionees shall immediately terminate. Any portion of an option that is vested, but unexercised at the time the optionee so ceases to be a member of the Board of Directors may be exercised by the optionee within 90 days of the date the optionee ceased to be a member of the Board of Directors.

        If an optionee ceases to be a member of the Board of Directors by reason of death or permanent disability, any option granted to such optionee shall be immediately and automatically accelerated and become fully vested and all unexercised options shall be exercisable by the optionee (or by the optionee's personal representative, heir or legatee, in the event of death) until the scheduled expiration date of the option.

        The 2004 Non-Employee Director Stock Option Plan provides for adjustment of the number of shares available for issuance under the plan, the numbers of shares subject to the automatic option grants provided for under the plan, and the number of shares and exercise price applicable to outstanding options in the event of a stock split, stock dividend, merger, combination, or other corporate transactions. If the Corporation is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Corporation's assets or otherwise, each option granted under the 2004 Non-Employee Director Stock Option Plan that is outstanding but unvested shall become vested and exercisable in full thirty (30) days prior to the effective date of such event and, unless adjusted so as to continue pursuant to the following sentence, shall terminate to the extent unexercised upon such effective date. In the event of a reorganization, recapitalization, merger, consolidation, or any other change in the corporate structure or shares of the Corporation, adjustments in the number and kind of shares authorized by the 2004 Non-Employee Director Stock Option Plan and in the number and kind of shares covered by, and in the option price of outstanding options under the 2004 Non-Employee Director Stock Option Plan necessary to maintain the proportionate interest of the optionee and preserve, without exceeding, the value of such option, shall be made. The Board of Directors may from time to time adopt amendments to the 2004 Non-Employee Director Stock Option Plan, including to modify the 2004 Non-Employee Director Stock Option Plan so as to increase the number of shares subject to options granted hereunder or to change the vesting schedule and other terms of options granted hereunder; provided, however, that the Board may not, without approval by the affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy and voting on such matter at a meeting, (a) increase the total number of shares that may be issued under the 2004 Non-Employee Director Stock Option Plan (except by adjustment to protect against dilution as provided above); (b) except as described above (which changes shall not be deemed to be a material increase in benefits), materially increase the benefits accruing to participants under the 2004 Non-Employee Director Stock Option Plan; (c) materially modify the requirements as to eligibility for participation in the 2004 Non-Employee Director Stock Option Plan; (e) modify the provisions regarding the minimum prices at which shares must be purchased subject to options (except by adjustment to protect against dilution as provided above); (f) extend the expiration date of the 2004 Non-Employee Director Stock Option Plan; (g) expand the types of awards that may be granted under the 2004 Non-Employee Director Stock Option Plan; or (i) take any other action for which stockholder approval is mandated under applicable laws (including, to the extent the Corporation is subject to such, the rules or listing standards of any stock exchange or the Nasdaq National Market) and may terminate the 2004 Non-Employee Director Stock Option Plan, at any time (although such action shall not affect Options previously granted). Any shares subject to an Option granted under the 2004 Non-Employee Director Stock Option Plan, which for any reason expire or terminate unexercised, may again be available for future Option grants. Unless terminated sooner, the 2004 Non-Employee Director Stock Option Plan will terminate at the end of the day on May 24, 2014.

FEDERAL TAX CONSIDERATIONS

        The following discussion of United States federal income tax consequences of the issuance and exercise of Options granted under the 2004 Non-Employee Director Stock Option Plan is based upon the provisions of the Code as in effect on the date of this Proxy Statement, current regulations, and existing administrative rulings of the Internal Revenue Service. It is not intended to be a complete discussion of all of the United States federal income tax consequences of the 2004 Non-Employee Director Stock Option Plan or of the requirements that must be met in order to qualify for the described tax treatment. In addition, there may be international, state, and local tax consequences that are not discussed herein.

        Options granted under the 2004 Non-Employee Director Stock Option Plan are Non-Qualified Stock Options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon exercise of the option, the optionee will recognize ordinary compensation income for U.S. federal income tax purposes measured by the excess of the fair market value of the shares at the exercise date over the option price. Upon the sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares as of the date of exercise of the option, will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year from the date of exercise.

        Unless limited by Code Section 162(m) or otherwise, the Corporation will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to shares acquired upon exercise of a nonstatutory stock option.

ACCOUNTING

        Option grants made to non-employee directors having a fixed exercise price that is at least equal to the fair market value of the underlying stock on the date of grant and giving the holder a right to purchase a fixed number of shares will not result under current accounting rules to any direct charge to our reported earnings. However, the fair market value of those awards is required to be disclosed in the notes to our financial statements, and we must also disclose in our financial statement notes the pro forma impact those awards would have upon our reported earnings and earnings per share if the fair value of those awards at the time of grant were treated as a compensation expense over the vesting period of the option.

        The Financial Accounting Standards Board has initiated a project to consider the appropriate accounting treatment for compensatory stock options. Accordingly, the foregoing summary for options granted under the Directors' Option Plan may change substantially, perhaps beginning in early 2005, in a way that would result in our being required to take direct charges to our reported earnings. Such changes in the accounting rules could affect our profitability in future financial statement periods.

VOTE REQUIRED FOR APPROVAL

        The proposal to approve the adoption of the 2004 Non-Employee Director Stock Option Plan requires approval by an affirmative vote of the holders of a majority of the Corporation's stock present, or represented, and entitled to vote at the Annual Meeting.

BOARD OF DIRECTORS RECOMMENDATION

        The Board of Directors recommends a vote FOR Proposal No. 3 to approve the adoption of the Corporation's 2004 Non-Employee Director Stock Option Plan and to reserve 225,000 shares for issuance thereunder.

PROPOSAL NO. 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Audit Committee of the Board of Directors has selected Deloitte & Touche LLP as the Corporation's independent auditors, to audit the consolidated financial statements of the Corporation for the year ending December 31, 2004, and recommends that the stockholders vote for ratification of such appointment. In the event the stockholders do not ratify such appointment, the Audit Committee will reconsider its selection of independent public accountants. Deloitte & Touche LLP has served as the Corporation's auditors since 1992.

        Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting where they will have an opportunity to make a statement and will be available to respond to appropriate questions.

REQUIRED VOTE

        The ratification of the appointment of Deloitte & Touche LLP requires the affirmative vote of a majority of the shares present or represented and voting at the Annual Meeting.

RECOMMENDATION OF THE BOARD

        The Board of Directors recommends a vote FOR Proposal No. 4.

Audit Committee Report

        The Audit Committee of the Board of Directors submits this report. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities by reviewing: (i) the financial reports provided by the Corporation to the Securities and Exchange Commission, the Corporation's stockholders or to the general public; and (ii) the Corporation's internal financial and accounting controls. The Audit Committee met six times during the year ended December 31, 2003.

        Pursuant to the Audit Committee's charter, the Audit Committee's responsibilities and duties include: (i) appointing the independent auditors for ratification by the stockholders and approving the compensation of such auditors; (ii) reviewing the plan for and the scope of the audit and related services; (iii) confirming that the proposed audit engagement team complies with applicable rotation rules; (iv) pre-approving (or delegating to the chairman of the Audit Committee the authority to pre-approve) all audit services and permitted non-audit services to be provided by the auditors; (v) reviewing with representatives of management and representatives of the independent auditors the Corporation's audited annual financial statements prior to their filing as part of the Annual Report on Form 10-K; (vi) reviewing with representatives of management and representatives of the independent auditors the Corporation's quarterly financial statements prior to their inclusion in the Corporation's Quarterly Reports on Form 10-Q; (vii) on an annual basis, receiving from the independent auditors a formal written statement identifying all relationships between the independent auditors and the Corporation consistent with Independence Standards Board Standard 1; (viii) reviewing with representatives of management and the auditors at least annually the application of the Corporation's critical accounting policies and the compatibility of such policies with generally accepted accounting principles; (ix) in consultation with the independent auditors and management, reviewing annually the adequacy of the Corporation's internal financial and accounting controls; (x) to the extent deemed necessary by the Audit Committee, engaging outside counsel and/or independent accounting consultants to review any matter under the Audit Committee's responsibility; (xi) reviewing and discussing with representatives of management the Corporation's earnings releases; (xii) establishing procedures for the confidential submission by employees of the Corporation of concerns regarding accounting or auditing matters; (xiii) reviewing management's disclosures to the Audit Committee under Section 302, and the contents of the Chief Executive and Chief Financial Officer certificates under Sections 302 and 906, of the Sarbanes-Oxley Act; and (xiv) preparing a written report of the Audit Committee to be included in the Corporation's annual proxy statement. While the Audit Committee has the foregoing responsibilities and duties, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditors have the primary responsibility for expressing an opinion on the conformity of the Corporation's audited financial statements with generally accepted accounting principles.

        The Audit Committee has reviewed and discussed the audited financial statements of the Corporation for the year ended December 31, 2003 with management and has discussed with Deloitte & Touche LLP, among other things, the methods used to account for significant unusual transactions, the effect of significant accounting policies in emerging areas, the process used by management in formulating sensitive accounting estimates and other matters required under Statements on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380), as modified or supplemented. In addition, the Audit Committee has received written disclosures and a letter from Deloitte & Touche LLP regarding its independence as auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Deloitte & Touche LLP the status of Deloitte & Touche LLP's independence.

        Based upon the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited annual financial statements of the Corporation for the year ended December 31, 2003 be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2003.

        The Audit Committee is currently comprised of Messrs. Doster, Saldutti and Simmons, three non-employee directors of the Corporation; and, aside from being a director of the Corporation, each is otherwise independent of the Corporation (as independence is defined in the listing standards of the Nasdaq National Market, Inc.).

The Audit Committee:

Gayl W. Doster (Chair)
Francis J. Saldutti
Michael Simmons

COMPENSATION AND OTHER INFORMATION
CONCERNING DIRECTORS AND OFFICERS

Executive Compensation Summary

        The following table sets forth summary information concerning the compensation paid or earned for services rendered to the Corporation in all capacities during the years ended December 31, 2001, 2002 and 2003 to (i) all individuals serving as the Corporation's Chief Executive Officer during the year ended December 31, 2003, and (ii) each of the four other most highly compensated executive officers of the Corporation who received total annual salary and bonus in excess of $100,000 in the year ending December 31, 2003 (collectively, the "Named Executive Officers").

SUMMARY COMPENSATION TABLE(1)

Long-Term Compensation/Awards(2)
Annual Compensation
Name and Principal Position						Securities Underlying Options (# of shares)	All Other Compensation ($)(3)
	Year	Salary ($)		Bonus ($)
Alfred J. Amoroso(4) Vice Chairman of the Board of Directors, President and Chief Executive Officer	2003 2002 2001	$ $	403,981 246,776 —	$ $	233,333 166,668 —	125,000 500,000 —		— — —
Herbert L. VanHook Senior Vice President, Research and Product Management	2003 2002 2001	$ $ $	225,000 202,269 181,250	$ $ $	29,000 68,584 92,750	— 26,000 12,000		— — —
Howard A. Rubin Director and META Research Fellow	2003 2002 2001	$ $ $	240,000 240,000 240,000		$26,955 — —	— — —	$ $	— 3,370 3,370
David H. Yockelson Senior Vice President, Research Content and Vendor Services	2003 2002 2001	$ $ $	220,000 205,135 191,000	$ $ $	24,500 11,500 35,600	— 27,375 29,375		— — —
Karen M. Rubenstrunk Senior Vice President, Executive Directions	2003 2002 2001	$ $ $	219,813 199,577 180,673	$ $ $	16,000 19,000 107,723	— 18,340 26,340		— — —

(1)
The compensation described in this table does not include medical, group life insurance or other benefits received by the Named Executive Officers which are available generally to all salaried employees of the Corporation and certain perquisites and other personal benefits, securities or property received by the Named Executive Officers that do not exceed the lesser of $50,000 or 10% of any such officer's aggregate salary and bonus disclosed in this table.

(2)
The Corporation did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payouts during year ended December 31, 2003.

(3)
Consists of premiums for term life insurance paid by the Corporation for the benefit of the Named Executive Officer.

(4)
Mr. Amoroso joined the Corporation on July 31, 2002.

Option Grants in Fiscal Year 2003

        The following table sets forth each grant of stock options made during the year ended December 31, 2003 to each of the Named Executive Officers:

Individual Grants
Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
% of Total Options Granted to Employees in Fiscal Year
Number of Securities Underlying Options Granted
Name			Exercise Price ($/Share)	Expiration Date
					5%($)	10%($)
Alfred J. Amoroso	125,000(2)	22.11%	$4.04	7/31/13	$317,592	$804,840
Herbert L. VanHook	—	—	—	—	—	—
Howard A. Rubin	—	—	—	—	—	—
David H. Yockelson	—	—	—	—	—	—
Karen M. Rubenstrunk	—	—	—	—	—	—

(1)
Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) on the market value of the Common Stock over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Corporation's estimate of future stock price growth. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the timing of such exercises and the future performance of the Common Stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the individuals.

(2)
Time vesting options that vest one-fourth on July 31, 2004, an additional one-fourth on July 31, 2005, an additional one-fourth on July 31, 2006 and fully vest on July 31, 2007.; subject to vesting in full in one year based on achievement of certain financial and business objectives determined by the Corporation's Compensation Committee.

Aggregate Option Exercises in Fiscal Year 2003 and Fiscal Year-End Values

        No options were exercised by any of the Named Executive Officers during the year ended December 31, 2003. The following table sets forth, for each of the Named Executive Officers, information with respect to the year-end value of unexercised options at December 31, 2003:

Name	Number of Shares Underlying Unexercised Options at Year-End Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at Year-End ($)(1) Exercisable/Unexercisable
Alfred J. Amoroso	125,000/500,000	$475,000/$1,707,500
Herbert L. VanHook	30,348/23,052	$44,346/$90,423
Howard A. Rubin	85,500/37,000	—/—
David H. Yockelson	57,234/26,973	$90,626/$106,859
Karen M. Rubenstrunk	46,583/18,117	$106,158/$71,916

(1)
Value is based on the difference between the option exercise price and the fair market value at December 31, 2003, the fiscal year-end ($6.30 per share), multiplied by the number of shares underlying the options.

EQUITY COMPENSATION PLAN INFORMATION

        The following table summarizes our equity compensation plan information as of December 31, 2003 with respect to outstanding awards and shares remaining available for issuance under the Corporation's existing equity compensation plans. The Corporation currently maintains six equity compensation stock plans: the Restated and Amended 1989 Stock Option Plan; the 1993 Stock Option and Incentive Plan; the Second Amended and Restated 1995 Stock Plan; the Amended and Restated 1995 Non-Employee Director Stock Option Plan; the Second Amended and Restated 1995 Employee Stock Purchase Plan; and the Amended and Restated 1996 Equity Compensation Plan of The Sentry Group, Inc. Information is included in the table for equity compensation plans approved by the Corporation's stockholders and for plans that have not been approved by our stockholders.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by the Corporation's stockholders(1)	5,056,809(2)	$6.00	1,112,193(2)
Equity compensation plans not approved by the Corporation's stockholders(3)	0	—	0

Totals	5,056,809(2)	$6.00	1,112,193(2)

(1)
Includes the following equity compensation plans:

      Restated and Amended 1989 Stock Option Plan (no more awards will be issued under this plan);
      1993 Stock Option and Incentive Plan (no more awards will be issued under this plan);
      Second Amended and Restated 1995 Stock Plan;
      Amended and Restated 1995 Non-Employee Director Stock Option Plan; and
      Second Amended and Restated 1995 Employee Stock Purchase Plan.

(2)
Excludes 246,679 shares available for issuance pursuant to the 1995 Employee Stock Purchase Plan, following the purchase by employees of 40,653 shares of Common Stock on December 31, 2003.

(3)
Excludes the Amended and Restated 1996 Equity Compensation Plan of The Sentry Group, Inc. The Corporation assumed options outstanding under this plan in connection with its acquisition of The Sentry Group in October 1998. As of December 31, 2003, there were options to purchase an aggregate of 37,502 shares of our Common Stock outstanding with a weighted average exercise price of $21.79 per share. The Corporation has not and will not issue any additional awards under this plan.

Compensation Committee Interlocks and Insider Participation

        The Board of Directors has established a Compensation Committee, consisting of Messrs. Ford and Simmons. No members of the Compensation Committee are officers, employees or former officers of the Corporation. No executive officer of the Corporation served as a member of the compensation committee or board of directors of another entity (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors), one of whose executive officers served on the compensation committee or as a director of the Corporation.

Compensation of Directors

        In 2003, the non-employee members of the Board of Directors were compensated as follows: (i) an annual retainer of $12,000; (ii) an annual retainer of $15,000 for the Chairman of the Audit Committee (in addition to the retainer paid pursuant to (i) above); (iii) an annual retainer of $10,000 for Audit Committee members other than the Chairman of the Committee (in addition to the retainer paid pursuant to (i) above); (iv) a stipend of $1,000 per in-person Board meeting; (v) a stipend of $500 per in-person Compensation Committee meeting; (vi) a stipend of $500 per in-person Nominating Committee meeting; and (vii) a stipend of $350 for each telephonic board meeting (beyond five in a given quarter), where such meeting lasts longer than 75 minutes. No payments were made pursuant to (vii) above. In addition to the foregoing, Mr. Kutnick was paid $30,500 in fees and expenses by the Corporation for speaking at various IT programs sponsored by the Corporation.

Compensation Committee Report on Executive Compensation

        This report is submitted by the Compensation Committee, which currently consists of Messrs. Ford and Simmons, each of whom is an independent, non-employee director of the Corporation. The Compensation Committee, pursuant to authority delegated by the Board of Directors, is responsible for the development and administration of the Corporation's executive compensation policies, including the compensation structure of the Corporation's senior management and other employees. The Compensation Committee also administers the following plans: the 1989 Plan; the 1993 Plan; the 1995 Plan; the Director Plan; the Purchase Plan; and the Sentry Plan. In discharging these responsibilities, the Compensation Committee consults with outside compensation consultants, attorneys and other specialists.

        The Compensation Committee's compensation philosophy is that cash compensation should be substantially related to the Corporation's annual performance and long-term incentive compensation, such as stock options and other equity compensation, should be used to better align compensation of officers and employees with stockholder value. The Compensation Committee believes that the use of stock options and other equity compensation links the interest of officers and employees to the interest of stockholders. To ensure that the Corporation continues to attract, motivate and retain highly qualified officers and employees who are critical to the Corporation's long-term success and its efforts to maximize the Corporation's financial results for the benefit of the Corporation's stockholders, an officer's or an employee's compensation package must be competitive with the compensation packages offered by other companies in the Corporation's industry.

        Compensation for the Corporation's executive officers consists of three principal components: base salary; cash bonuses; and long-term incentive compensation in the form of stock options (although the Compensation Committee is considering expanding the types of equity compensation awards made to officers and employees). Each of these components is discussed below.

        Base Salary.    Base salary compensation levels for each of the Corporation's executive officers are determined annually by the Compensation Committee by evaluating each executive officer's responsibilities, experience and performance. The Compensation Committee also considers generally available information regarding salaries paid to executive officers with comparable qualifications at companies in comparable businesses.

        Cash Bonuses.    Generally, cash bonus targets for each of the Corporation's executive officers are determined annually by the Compensation Committee at the beginning of the year and are based upon the Corporation's achievement of certain specified financial performance objectives and each executive officer's achievement of individual performance objectives. For certain executive officers, the Compensation Committee sets multiple cash bonus targets, which increase with improvement in the Corporation's performance. Financial performance objectives include total revenues, operating margins, expenses, and in certain cases, billings in an executive's specific area or areas of responsibility, and various combinations of the above. The attainment of financial performance objectives and bonus targets based on such financial performance objectives are reviewed and approved by the Compensation Committee annually. In addition, from time to time, after considering management's recommendations, the Compensation Committee awards discretionary cash bonuses in an effort to retain employees.

        Long-Term Incentive Compensation.    Equity compensation in the form of stock option grants is designed to align the interests of executive officers more closely with those of the Corporation's stockholders by allowing those officers the opportunity to share in the long-term appreciation in the value of the Corporation's Common Stock. Generally, the Compensation Committee grants stock options to executive officers at the time they join the Corporation in an amount consistent with each executive officer's position and level of seniority. In addition, the Compensation Committee generally reviews the performance of each executive officer on an annual basis and grants stock options to each executive officer based upon such reviews. In making such grants, the Compensation Committee considers both individual and general corporate performance, recommendations of the Chief Executive Officer, existing levels of executive officer stock ownership, previous option grants and the current price of the Common Stock. For information regarding the grant of options in 2003, see the table under the heading "Option Grants in Fiscal Year 2003." As a result of expected changes to financial statement accounting standards applicable to stock options and other ongoing changes in the market for talented executive officers and employees, the Compensation Committee is currently reviewing the types of equity and other long-term compensation awards it makes to Corporation officers and employees and may change the structure of such compensation in future years.

  Chief Executive Officer Compensation

  Alfred J. Amoroso

        Mr. Amoroso was hired by the Corporation and has served as President, Chief Executive Officer and Vice Chairman of the Board of Directors since July 31, 2002. His annualized base salary is $400,000 and his annual bonus is guaranteed for 2003 to be at least $233,333. The Compensation Committee determined Mr. Amoroso's base salary and bonus by evaluating a number of factors, including the policies applicable to other executive officers of the Corporation as described above, and market compensation information for chief executive officers of comparably sized companies. Upon joining the Corporation, Mr. Amoroso was also granted an option to purchase 500,000 shares which option shares vested one-fourth on July 31, 2003, an additional one-fourth will vest (subject to continued employment) on each of July 31, 2004, July 31, 2005 and July 31, 2006, and are subject to certain acceleration provisions. The Corporation and Mr. Amoroso entered into an employment agreement in July 2002, a description of which is contained in the section of this Proxy Statement entitled "Certain Relationships and Related Transactions."

        In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Corporation cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Compensation Committee has considered the limitations on deductions imposed by Section 162(m) of the Code, and it is the Compensation Committee's present intention that, for so long as it is consistent with its overall compensation objective, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m) of the Code.

The Compensation Committee:

Monte E. Ford
Michael Simmons

Stock Performance Graph

        The following graph compares the yearly change in the cumulative total stockholder return on the Corporation's Common Stock during the period from December 31, 1998 through December 31, 2003, with the cumulative total return on the Media General Market Weighted Nasdaq Index Return (the "Nasdaq Market Index") and the Media General Industry Group 076—Other Business Services Index (the "OBS Index"). The comparison assumes $100 was invested on December 31, 1998 in the Corporation's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends, if any.

Comparison of Five Year(1) Cumulative Total Return Among
META Group, Inc., Nasdaq Market Index and OBS Index

	December 31, 1998 $	December 31, 1999 $	December 31, 2000 $	December 31, 2001 $	December 31, 2002 $	December 31, 2003 $
META Group, Inc. Common Stock	100.00	63.87	21.85	7.36	6.89	21.18
OBS Index	100.00	91.74	75.39	77.48	59.82	84.02
Nasdaq Market Index	100.00	176.37	110.86	88.37	61.64	92.68

(1)
The stock price performance shown on the graph is not necessarily indicative of future price performance. Information used on the graph was obtained from Media General Financial Services, a source believed to be reliable, but the Corporation is not responsible for any errors or omissions in such information.

Incorporation by Reference

        The Reports of the Compensation Committee and the Audit Committee (including reference therein to the independence of the Committee members), and the Corporation Stock Performance Graph, all set forth above, are not deemed filed with the U.S. Securities and Exchange Commission and shall not be deemed incorporated by reference into any prior or future filings made by the Corporation under the Securities Act of 1933, as amended, or except to the extent that the Corporation specifically incorporates such information by reference in any such filing.

Certain Relationships And Related Transactions

        The Corporation had subscribed for up to $4.0 million in limited partnership interests in the JMI Fund. Distributions from the JMI Fund in excess of a return of capital and the Corporation's cost of capital were intended to fund payouts under the Long Term Incentive Plan. In June 2001, the Corporation sold its limited partnership interest in the JMI Fund to affiliates of the JMI Fund and an unrelated third party for total proceeds of $3.15 million. The Corporation recorded a loss on the sale of $26,000. Prior to the Corporation's sale of its limited partnership interest in the JMI Fund, each participant in the Long Term Incentive Plan (including certain executive officers) terminated his or her interest in and rights to units under the Long Term Incentive Plan in consideration for stock options granted by the Corporation. Contemporaneously with the Corporation's subscription to the JMI Fund, JMI, Inc., the management company of the JMI Fund, became a full-service client of the Corporation. In the years ended December 31, 2003, 2002 and 2001, the Corporation received $52,500, $100,000 and $115,000 from JMI, Inc. in consideration of services and consulting. Mr. Harry Gruner, a director of the Corporation, is a managing member of JMI Side Associates, L.L.C (the general partner of the JMI Fund), is affiliated with certain of the purchasers, purchased approximately three percent of the limited partnership interests sold by the Corporation, and is a principal of JMI, Inc.

        In June 2001 the Corporation completed a private placement of its Common Stock whereby the Corporation issued 1,726,617 shares of its Common Stock for $2.78 per share to Dale Kutnick, the Corporation's Chairman of the Board of Directors, former Chief Executive Officer, and former Co-Research Director, and additional purchasers affiliated with Francis J. Saldutti, Harry Gruner and George McNamee, each of whom is a member of the Board of Directors. The Board of Directors approved the transaction after receiving the favorable recommendation of a Special Committee of the Board of Directors consisting of three disinterested members of the Board of Directors. The Special Committee retained BNY Capital Markets, Inc. as its financial advisor to render a fairness opinion on the transaction. Total proceeds to the Corporation were $4.57 million, net of offering costs of approximately $227,000. The Common Stock offered in the private placement (other than those shares issued to Mr. Kutnick and those owned by the purchaser affiliated with George McNamee) has been registered with the Securities and Exchange Commission.

        In October 1996, the Corporation entered into an agreement (the "Original Agreement") with RSI. Under the Original Agreement, RSI provided, on an exclusive basis, measurement research and analysis for use in on of the Corporation's Advisory Services. In June 1998, the Corporation and RSI entered into an addendum to the Original Agreement whereby the Corporation distributed for RSI certain published research products, primarily the Worldwide Benchmark Report (a publication presenting facts and trend-line data concerning IT performance and productivity, budgets and spending, emerging technologies, and business requirements compiled from a worldwide sample of IT organizations). In October 2000, the Corporation completed the acquisition of substantially all the assets of RSI for an initial payment of $750,000 in cash, $375,000 in Common Stock (36,874 shares), and the assumption of certain liabilities. During the year ended December 31, 2001 RSI earned contingent payments of $1.3 million, consisting of $250,000 paid in Common Stock (57,084 shares) and the remainder paid in cash. During the year ended December 31, 2002, the Corporation paid $569,000 in cash and $369,000 in the form of 202,499 shares of the Corporation's common stock as contingent consideration in connection with the achievement of certain financial targets by RSI and $0.5 million in additional consideration in connection with the fair value of options to purchase the Corporation's common stock granted to Dr. Howard Rubin. During the year ended December 31, 2003, no payments were made. In the event certain financial targets are met, additional contingent consideration of $2.7 million payable in cash and $1.4 million payable in the Corporation's common stock may be paid through March 2007. In the event the aggregate number of shares issued in satisfaction of additional contingent consideration exceeds 147,027, the remaining consideration will be payable in cash. RSI is wholly-owned by Dr. Howard Rubin, a director and officer of the Corporation.

        Pursuant to the terms of the asset purchase agreement, the Corporation is still obligated to pay a royalty to Dr. Rubin on certain products and services sold by the Corporation. The Corporation recognized $3.6 million, $2.5 million and $4.3 million in revenues from the sale of RSI derivative products during the years ended December 31, 2003, 2002 and 2001 respectively. In exchange for the content provided by Dr. Howard Rubin and RSI, the Corporation incurred $703,000, $763,000 and $958,000 in royalty and commission expenses to Dr. Rubin and RSI during the years ended December 31, 2003, 2002 and 2001 respectively.

        As of October 27, 2000, the Corporation entered into a four-year employment agreement with Dr. Rubin. Pursuant to the terms of the agreement, Dr. Rubin agreed to serve as the full-time Executive Vice President and META Research Fellow of the Corporation. The agreement was automatically renewable for successive one-year periods unless terminated by either party on at least sixty days written notice prior to the end of the then current term. For such services, the agreement provided that Dr. Rubin would be paid an annual salary of $240,000, a monthly bonus based on revenue achieved by certain assets purchased from RSI, and an annual bonus payment of up to an amount determined by the Compensation Committee based on performance of assets purchased from RSI. This agreement was amended in July 2002 (the "2002 Amendment"). Pursuant to the 2002 Amendment, Dr. Rubin agreed to serve as the full-time Executive Vice President and Chief Strategy Officer of the Corporation. The term of the employment agreement was extended through December 31, 2005, and is automatically renewable for successive one-year periods unless terminated by either party on at least sixty days written notice prior to the end of the then current term. Dr. Rubin will continue to be paid an annual salary of $240,000, a monthly bonus based on revenue generated and direct expenses incurred by Dr. Rubin, and an annual bonus payment of up to an amount approved by the Compensation Committee and is based on performance of the Strategic Consulting and Published Research Products segments of the Corporation. The Corporation may terminate the agreement, as amended, at any time, without cause, upon thirty days written notice and with cause without any advance notice requirement. Upon termination without cause, and subject to certain conditions, the Corporation shall (i) pay Dr. Rubin an amount in cash and shares equal to that which RSI would have received pursuant to the Asset Purchase Agreement among RSI, Dr. Rubin and the Corporation dated October 27, 2000 had Dr. Rubin not been so terminated and instead continued to be employed by the Corporation for one year after such termination occurred and (ii) provide, for a three-month period following termination, benefits under group heath and life insurance plans.

        While the Corporation and Dr. Rubin have met for the purpose of restructuring Dr. Rubin's above compensation arrangements, no definitive agreement has been executed.

        In March 1995, the Corporation entered into an exclusive strategic alliance agreement with First Albany Corporation ("First Albany"), a financial services firm. The agreement provides for the distribution of the Corporation's written research and analysis, in its original form or as customized and expanded by First Albany, to First Albany's financial services customers, which include many institutional investors who are large IT users. The agreement restricts the Corporation from marketing its services to any broker dealer or sell-side firm offering services similar to those offered by First Albany. The Corporation is permitted to market and sell Advisory Services directly to First Albany customers. In February 2004, the agreement was terminated by First Albany. The termination will be finally effective in August 2004. The Corporation recognized $1.8 million, $1.3 million and $1 million in revenues from this arrangement during the years ended December 31, 2003, 2002 and 2001 respectively. In addition, First Albany owned 853,924 shares of Common Stock as of December 31, 2003. George McNamee, a director of the Corporation, is also Chairman of First Albany Companies, Inc., the holding company of First Albany Corporation.

        As of February 5, 2004, the Corporation entered into an Amended and Restated Employment Agreement with John A. Piontkowski, the Corporation's former Executive Vice President, Chief Financial Officer, Treasurer and Secretary (the "Piontkowski Agreement"). Pursuant to the terms of the Piontkowski Agreement, Mr. Piontkwoski agreed to serve as a full-time Senior Vice President of the Corporation on an "at-will" basis. For such services, the Piontkowski Agreement provides that Mr. Piontkowski will be paid a monthly salary of $17,850, and an annual bonus of up to $96,390 based upon the attainment of mutually agreed upon milestones and approval of payment by the Compensation Committee of the Board of Directors. In addition, if the Corporation terminates Mr. Piontkowski other than for cause, or if Mr. Piontkowski terminates the Piontkowski Agreement prior to February 4, 2005, Mr. Piontkowski will receive (i) his base salary and vacation earned but unpaid through the termination date, and (ii) upon execution of a release of claims, the remainder of his base salary through the balance of the Term of the Agreement (the "Severance Period"); provided that such amounts will cease being paid if and when Mr. Piontkowski secures other employment (but in such event he will receive an additional three months of base salary), and (iii) any earned portion of the annual bonus, subject to any conditions imposed thereon by the Compensation Committee and the Corporation's normal practices with respect to bonus payments, and (iv) reimbursement of COBRA expenses during the Severance Period. The Piontkowski Agreement continues for a term ending on February 4, 2005. The Piontkowski Agreement superseded the prior agreement between Mr. Piontkowski and the Corporation dated March 1, 2002.

        As of July 31, 2002, the Corporation entered into an employment agreement with Alfred J. Amoroso, President and Chief Executive Officer and Vice Chairman of the Board of Directors of the Corporation (the "Amoroso Employment Agreement"). The term of the Amoroso Employment Agreement is through December 31, 2006, subject to certain early termination provisions. Pursuant to the Amoroso Employment Agreement, Mr. Amoroso will serve as the full-time President and Chief Executive Officer of the Corporation as well as serving as the Vice Chairman of the Board of Directors of the Corporation. For such services, the Amoroso Employment Agreement provides that Mr. Amoroso will be paid a monthly salary of $33,333, plus an annual bonus to be determined by the Compensation Committee of the Board of Directors of the Corporation, provided, however, that the Corporation has guaranteed to pay Mr. Amoroso an annual bonus of at least $166,666.67 for the fiscal year ending December 31, 2002 and $233,333.33 for the fiscal year ending December 31, 2003. The Amoroso Employment Agreement provides Mr. Amoroso equity compensation consisting of an option to purchase 500,000 shares, granted on the effective date of the agreement, and future grants of options to purchase 125,000 shares in each of the 2003, 2004, 2005 and 2006 fiscal years, subject to Mr. Amoroso's continued employment with the Corporation and subject to the approval of the Compensation Committee of the Board of Directors of the Corporation. Each such option becomes fully vested one year from the date of grant, subject to certain acceleration provisions.

        In addition, if the Corporation terminates Mr. Amoroso without cause prior to July 31, 2005, Mr. Amoroso shall be paid his base salary and unpaid vacation through the termination date, one year of continued base salary (as of the termination date), and COBRA reimbursement for up to one year following termination. If Mr. Amoroso's employment is terminated without cause between August 1, 2005 and December 31, 2006, Mr. Amoroso shall be paid his base salary and unpaid vacation through the termination date, and shall be paid up to one year of continued base salary (as of the termination date), any bonus earned but not paid, and COBRA reimbursement for up to one year following termination.

AUDITOR FEES

        The following table sets forth the fees billed to or incurred by the Corporation for professional services rendered by Deloitte & Touche LLP, the Corporation's independent auditors, for the years ended December 31, 2003 and 2002:

Type of Fees	2003	2002
Audit Fees	$680,583	$468,497
Audit-Related Fees	18,400	17,149
Tax Fees	128,482	109,840
All Other Fees	—	—

Total Fees	$827,465	$595,486

        In accordance with the SEC's definitions and rules, "audit fees" are fees the Corporation incurred for professional services in connection with the audit of META Group's consolidated financial statements included in Form 10-K and the review of financial statements included in Form 10-Qs, and for services that are normally provided in connection with statutory and regulatory filings or engagements; "audit-related fees" are fees for the audit of the Corporation's 401(k) Plan; "tax fees" are fees for tax compliance, tax advice and tax planning; and "all other fees" are fees for any services not included in the first three categories.

        The independent auditors did not provide any financial information systems design and implementation services during the year ended December 31, 2003. The Corporation's Audit Committee did consider whether the provision of such services, tax services and all other services (if any) is compatible with the independent auditor's independence.

        Consistent with Section 10A(i)(2) of the Securities Exchange Act of 1934 as added by Section 202 of the Sarbanes-Oxley Act of 2002, we are responsible for listing the audit and non-audit services pre-approved by our Audit Committee to be performed by Deloitte & Touche LLP, our external auditor. Each of the permitted non-audit services has been pre-approved by the Audit Committee or the Audit Committee's Chairman pursuant to delegated authority by the Audit Committee, other than de minimis non-audit services for which the pre-approval requirements are waived in accordance with the rules and regulations of the SEC. During fiscal 2003, the Audit Committee pre-approved the following non-audit services anticipated to be performed by Deloitte & Touche LLP: 1) audit of the Corporation's 401(k) Plan, and 2) tax consulting related to compliance, advice and planning as quantified above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act, requires the Corporation's directors, executive officers and holders of more than 10% of the Corporation's Common Stock (collectively, "Reporting Persons") to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Corporation. Such persons are required by regulations of the Commission to furnish the Corporation with copies of all such filings. Based on its review of the copies of such filings received by it with respect to the fiscal year ended December 31, 2003 and written representations from certain Reporting Persons, the Corporation believes that all Reporting Persons other than John M. Daut complied with all Section 16(a) filing requirements in the fiscal year ended December 31, 2003. Mr. Daut failed to file a Statement of Changes in Beneficial Ownership of Securities on Form 4 during November 2003 for one transaction and subsequently filed a late Form 4.

CODE OF ETHICS

        The Corporation has adopted the Code of Ethics for Financial Managers which applies to the Chief Executive Officer and the Chief Financial Officer (collectively, the "Finance Managers"). A copy of the Code of Ethics is attached as Appendix C to this Proxy Statement. If any substantive amendments are made to the Code of Ethics or the Board of Directors grants any waiver, including any implicit waiver, from a provision of the code to any of the directors or officers of the Corporation, the Corporation will disclose the nature of such amendment or waiver in a report on Form 8-K.

STOCKHOLDER PROPOSALS

        Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next Annual Meeting of Stockholders must be received at the Corporation's principal executive offices not later than December 30, 2004. Also, the Corporation's By-Laws establish an advance notice procedure regarding stockholder proposals not intended for inclusion in such proxy statement. In general, and except as otherwise permitted by the Corporation's By-Laws, such proposals must be received at the Corporation's principal executive offices not later than March 15, 2004. If a stockholder who wishes to present a proposal fails to notify the Corporation by March 15, 2004, the stockholder would not be entitled to present the proposal at the next Annual Meeting of Stockholders. If, however, notwithstanding the requirements of the Corporation's By-laws, the proposal is brought before the next Annual Meeting of Stockholders, then under the Commission's rules, the proxies solicited by management with respect to the next Annual Meeting of Stockholders will confer discretionary voting authority with respect to the stockholder's proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the persons selected by management to vote the proxies may still exercise discretionary voting authority under circumstances consistent with the Commission's rules. In order to curtail controversy as to the date on which a proposal was received by the Corporation, it is suggested that proponents submit their proposals by certified mail, return receipt requested to META Group, Inc., 208 Harbor Drive, Stamford, Connecticut 06912-0061, Attention: Secretary.

EXPENSES AND SOLICITATION

        The cost of solicitation of proxies will be borne by the Corporation, and in addition to soliciting stockholders by mail through its regular employees, the Corporation may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Corporation registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Corporation may also be made of some stockholders in person or by mail, internet, telephone or telegraph following the original solicitation. The Corporation may retain a proxy solicitation firm to assist in the solicitation of proxies. The Corporation will bear all reasonable solicitation fees and expenses if such a proxy solicitation firm is retained; such fees are estimated to be less than $15,000.

        The Board of Directors of the Corporation has approved the contents and the sending of this Proxy Statement.

APPENDIX A
AUDIT COMMITTEE CHARTER

META GROUP, INC.

Charter for the Audit Committee
of the Board of Directors

Purpose and Powers

        The purpose of the Audit Committee established by this charter will be: to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of META Group, Inc. (the "Company"); to provide to the Board of Directors (the "Board") the results of its examinations and recommendations derived therefrom; to outline to the Board improvements made, or to be made, in internal accounting controls; to appoint, compensate and oversee the Company's independent accountants; to supervise the finance function of the Company (which will include, among other matters, the Company's investment activities); to engage and compensate independent counsel and other advisors as it deems necessary to carry out its duties; to the extent permitted under applicable laws, rules and regulations, and the Company's bylaws and Certificate of Incorporation, delegate to one or more members of the Audit Committee the authority to grant pre-approvals of audit services and non-audit services provided such decisions are presented to the full Audit Committee at regularly scheduled meetings; and to provide the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require Board attention.

        The Audit Committee will undertake those specific duties and responsibilities listed below, and such other duties as the Board from time to time may prescribe.

Charter Review

        The Audit Committee will review and reassess the adequacy of this charter at least once per year. This review is initially intended to be conducted at the first Audit Committee meeting following the Company's Annual Meeting of Stockholders, but may be conducted at any time the Audit Committee desires to do so. Additionally, to the extent and in the manner that the Company is legally required to do by the rules of the Securities and Exchange Commission (the "SEC"), this charter (as then constituted) shall be publicly filed.

Membership

        The Audit Committee shall consist of at least three members of the Board. Such members will be elected and serve at the pleasure of the Board. The members of the Audit Committee will not be employees of the Company. Each member of the Audit Committee shall meet the independence standards and have the financial expertise as required by the Rules of the National Association of Securities Dealers, Inc., the Securities Exchange Act of 1934 and the rules promulgated thereunder (collectively, the "Exchange Act"), the Sarbanes-Oxley Act of 2002 and all other applicable rules and regulations. At least one member of the Audit Committee must qualify as a "financial expert" as defined in Section 407 of the Sarbanes-Oxley Act of 2002 and any other applicable laws, rules or regulations.

Meetings

        The Audit Committee will meet separately with the President/Chief Executive Officer and separately with the Chief Financial Officer of the Company at least quarterly to review the financial affairs of the Company. The Audit Committee will meet with the independent accountants of the Company at least once quarterly, including upon the completion of the annual audit, outside the presence of management, and at such other times as it deems appropriate to review the independent accountants' examination and management report.

Responsibilities

        To fulfill its responsibilities and duties, the Audit Committee shall:

  1.
  Appoint the independent accountants for ratification by the stockholders and approve the compensation of and oversee the independent accountants.

  2.
  Review the plan for and the scope of the audit and related services at least annually.

  3.
  Confirm that the proposed audit engagement team for the independent public accountants complies with the applicable auditor rotation rules.

  4.
  Pre-approve (or delegate to the Chairman of the Audit Committee the authority to pre-approve) all audit services and permitted non-audit services to be provided by the independent accountants as required by the Exchange Act.

  5.
  Review with Finance management and the independent accountants at the completion of the annual audit:

  a.
  The Company's annual financial statements and related footnotes;

  b.
  The independent accountant's audit of the financial statements;

  c.
  Any significant changes required in the independent accountant's audit plan;

  d.
  Any serious difficulties or disputes with management encountered during the course of the audit;

  e.
  Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

  6.
  Ensure the receipt of, and review, a report from the independent accountant required by Section 10A of the Exchange Act.

  7.
  Ensure the receipt of, and review, a written statement from the Company's independent accountants delineating all relationships between the accountants and the Company, consistent with Independence Standards Board Standard 1.

  8.
  Review with the Company's independent accountants any disclosed relationship or service that may impact the objectivity and independence of the accountant.

  9.
  Take, or recommend that the Board take, appropriate action to oversee the independence of the outside accountants.

  10.
  Review with Finance management and the independent accountants at least annually the Company's application of critical accounting policies and its consistency from period to period, and the compatibility of these accounting policies with generally accepted accounting principles, and (where appropriate) the Company's provisions for future occurrences which may have a material impact on the financial statements of the Company.

  11.
  Consider and approve, if appropriate, significant changes to the Company's accounting principles and financial disclosure practices as suggested by the independent accountants, and Finance management. Review with the independent accountants and Finance management, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Committee, have been implemented.

  12.
  Review and discuss with Finance management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

  13.
  Oversee the adequacy of the Company's system of internal accounting controls. Obtain from the independent accountants management letters or summaries on such internal accounting controls. Review any related significant findings and recommendations of the independent accountants together with management's responses thereto.

  14.
  Oversee the effectiveness of the internal audit function and obtain from the officers that certify the Company's financial reports an assessment of the internal controls, a report of any fraud in connection with the preparation of reports and any other reports required by applicable laws, rules or regulations.

  15.
  Oversee the Company's compliance with the Foreign Corrupt Practices Act.

  16.
  Oversee the Company's compliance with SEC requirements for disclosure of accountant's services and Audit Committee members and activities.

  17.
  Oversee the Company's finance function, which may include the adoption from time to time of a policy with regard to the investment of the Company's assets.

  18.
  Review and approve all related party transactions other than compensation transactions.

  19.
  Review the periodic reports of the Company with Finance management and the independent accountants prior to filing of the reports with the SEC.

  20.
  In connection with each periodic report of the Company, review:

  a.
  Management's disclosure to the Committee under Section 302 of the Sarbanes-Oxley Act;

  b.
  The contents of the Chief Executive Officer and the Chief Financial Officer certificates to be filed under Sections 302 and 906 of the Act.

  21.
  Periodically discuss with the independent accountants, without Management being present, (i) their judgments about the quality, appropriateness, and acceptability of the Company's accounting principles and financial disclosure practices, as applied in its financial reporting, and (ii) the completeness and accuracy of the Company's financial statements.

  22.
  Review and discuss with Finance management the Company's earnings press releases (including the use of "pro forma" or "adjusted" non-GAAP information) as well as financial information and earnings guidance provided to analysts.

  23.
  Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

  24.
  Establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

        In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board delegates to it or that are required by applicable laws, rules and regulations.

        Finally, the Audit Committee shall ensure that the Company's independent accountants understand both (i) their ultimate accountability to the Board and the Audit Committee, as representatives of the

Company's stockholders and (ii) the Board's and the Audit Committee's ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company's independent accountants (or to nominate the outside accountant to be proposed for stockholder approval in any proxy statement).

Reports

        The Audit Committee will to the extent deemed appropriate record its summaries of recommendations to the Board in written form that will be incorporated as a part of the minutes of the Board. To the extent required, the Audit Committee will also prepare and sign a Report of the Audit Committee for inclusion in the Company's proxy statement for its Annual Meeting of Stockholders.

APPENDIX B
NOMINATING COMMITTEE CHARTER

META GROUP, INC.

CHARTER FOR THE NOMINATING COMMITTEE
OF THE BOARD OF DIRECTORS

I.    PURPOSE

        The purposes of the Nominating Committee of the Board of Directors of META Group, Inc., a Delaware corporation (the "Corporation"), shall be to approve all nominees for membership to the Corporation's Board of Directors (the "Board"), to establish general qualification guidelines applicable to nominees to the Board and to identify, review, interview and recommend persons meeting such guidelines to serve as members of the Board.

        In addition, the Nominating Committee has the authority to undertake the specific duties and responsibilities listed below and will have the authority to undertake such other specific duties as the Board from time to time prescribes.

II.    STATEMENT OF PHILOSOPHY

        The philosophy of the Nominating Committee is to provide to the Board nominations for membership to the Board of persons who are best suited to undertake the responsibility of serving the needs of the Corporation as a member of the Board.

III.    MEMBERSHIP

        The Nominating Committee shall consist of a minimum of two (2) directors of the Corporation as determined by the Board. The members of the Nominating Committee are appointed by and serve at the discretion of the Board. The members of the Nominating Committee shall be comprised solely of independent directors, to the extent required by SEC and Nasdaq Stock Market rules.

IV.    RESPONSIBILITIES

        The responsibilities of the Nominating Committee include:

        1.     Identifying to the Board those governing rules and regulations that impact the composition of the Board, including but not limited to the National Association of Securities Dealers, Inc. (the "NASD") Rule 4460 requirement that the Corporation maintain a minimum of two (2) "independent directors" as the term is used by that Rule;

        2.     Establishing general qualification guidelines applicable to nominees for membership to the Board and specific requirements imposed by applicable rules and regulations as determined by the Nominating Committee pursuant to Item 1 of this section;

        3.     Identifying suitable candidates for membership to the Board;

        4.     Interviewing suitable candidates for membership to the Board;

        5.     Reporting to the Board the results of the Nominating Committee's activities; and

        6.     Approving all nominees for membership on the Board.

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V.    MEETINGS

        It is anticipated that the Nominating Committee will convene when asked to convene by the Board. However, in addition to convening at the behest of the Board, the Nominating Committee may establish its own schedule, which it will provide to the Board in advance.

VI.    MINUTES

        The Nominating Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

VII.    REPORTS

        Within sixty (60) days of a request by the Board, the Nominating Committee will provide the Board with a written report describing the criteria it has identified as appropriate to the selection of nominees for membership to the Board. Moreover, before recommending a nominee for membership to the Board, the Nominating Committee will provide a written report detailing the basis of its recommendation.

        Any written report of the Nominating Committee will be incorporated as part of the minutes of the Board meeting at which such report is presented.

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APPENDIX C
CODE OF ETHICS

META GROUP, INC.

Code of Ethics for Financial Managers

        This Code of Ethics for Financial Managers (the "Code") applies to the Chief Executive Officer and the Chief Financial Officer, who is also the principal accounting officer (collectively, the "Financial Managers") of META Group, Inc.

        META Group expects the highest possible ethical conduct from its principal executive, financial and accounting officers. Your full compliance with this Code and with META Group's Standards of Business Conduct is mandatory. You are expected to foster a culture of transparency, integrity and honesty, and to ensure that those officers and employees reporting to you also fully comply with META Group's Standards of Business Conduct.

        META Group has designated the General Counsel (or person acting in such capacity) as Compliance Officer to administer this Code. Financial Managers may, at their discretion, make any report or complaint provided for in this Code to the Compliance Officer. The Compliance Officer will refer complaints submitted, as appropriate, to the Board of Directors or an appropriate Committee of the Board.

Compliance with Applicable Laws

        All Financial Managers of META Group are expected to comply with both the letter and spirit of all the laws, rules and regulations of the U.S. and other countries, and the states, counties, cities and other jurisdictions, applicable to META Group or its business.

        If you fail to comply with such laws, rules and regulations, or any requirement of this code, you will be subject to disciplinary measures, up to and including immediate termination of your employment.

Conflicts Of Interest

        A "conflict of interest" between a Financial Manager and META Group may exist whenever the private interests of a Financial Manager conflict in any way (or even appear to conflict) with META Group's interests. A conflict situation can arise when a Financial Manager takes actions or has interests that may make it difficult to perform his or her META Group work objectively. Conflicts of interest may also arise when a Financial Manager, or a member of his or her family, receives improper personal benefits as a result of his or her position at META Group, whether received from META Group or a third party. Loans to, or guarantees of obligations of, Financial Managers and their family members may create conflicts of interest. Federal law prohibits loans to directors and executive officers, or material modifications to existing loans, as of July 30, 2002. In addition, it is almost always a conflict of interest for an META Group officer to work simultaneously for a competitor, customer or supplier.

Reporting Any Illegal Or Unethical Behavior

        Any Financial Manager who believes that a violation of this Code or other illegal or unethical conduct by any employee, officers or director has occurred or may occur should promptly contact a supervisor, a corporate officer, or the Compliance Officer. Such reports may be made confidentially or anonymously. Confidentiality will be protected, subject to applicable law, regulation or legal proceedings.

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Public Company Reporting

        Financial Managers are responsible for providing, or causing to be provided, full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with or submits to the SEC and in other public communications.

Amendment, Modification And Waiver

        This Code may be amended, modified or waived by the Board of Directors, subject to the disclosure and other provisions of the Securities Exchange Act of 1934, and the rules thereunder and the applicable rules of the Nasdaq National Market.

        Any request for a waiver of any provision of the Code must be in writing and addressed to the Compliance Officer. Any waiver of the Code will be promptly publicly disclosed by a method selected by the Board of Directors in conformity with applicable SEC rules.

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APPENDIX D

META GROUP, INC.

2004 STOCK PLAN

        1.    Purpose.    The purpose of the META Group, Inc. 2004 Stock Plan (the "Plan") is to encourage the employees of META Group, Inc. (the "Company") and of any present or future parent or subsidiary of the Company (collectively, "Related Corporations") and other individuals who render services to the Company or a Related Corporation, by providing compensation to such persons, including through the opportunity to participate in the ownership of the Company and its future growth through (a) the grant of options which qualify as "incentive stock options" ("ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"); (b) the grant of options which do not qualify as ISOs ("Non-Qualified Options"); (c) awards of stock in the Company (including in the form of stock bonus awards, restricted stock unit awards, stock appreciation rights, phantom stock rights and similar awards, each referred to as a "Stock Grant" and collectively referred to as "Stock Grants"); and (d) opportunities to make direct purchases of stock in the Company ("Purchase Rights"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." Options, Stock Grants and authorizations to make Purchase Rights are referred to hereafter collectively as "Stock Rights." In addition, the Company may also issue Stock Grants that may be settled in cash (in addition to or in lieu of being settled in stock), the value of which awards are made with reference to the Company's Common Stock ("Cash Awards"). Stock Rights and Cash Awards are collectively referred to as "Awards." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation," respectively, as those terms are defined in Section 424 of the Code. Certain additional terms used in the Plan are defined paragraph 24.

        2.    Administration of the Plan.

          A.    Board or Committee Administration.    The Plan shall be administered by the Board of Directors of the Company (the "Board") or by one or more committees appointed by the Board (the "Committee"); provided that the Plan shall be administered: (i) to the extent required (or made advisable) by applicable regulations under Section 162(m) of the Code, by two or more "outside directors" (as defined in applicable regulations thereunder); and (ii) to the extent required (or made advisable) by Rule 16b-3 promulgated under the Securities Exchange Act of 1934 or any successor provision ("Rule 16b-3"), by a disinterested administrator or administrators within the meaning of Rule 16b-3; and (iii) in any event in accordance with the requirements of the Applicable Laws. If and to the extent permitted by the Applicable Laws, the Board may appoint one or more officers to administer the Plan with respect to certain classes of participants. All references in the Plan to the "Committee" shall mean the Board if no Committee has been appointed. Subject to the terms of the Plan, the Committee shall have full authority to administer the Plan, prescribe the terms and conditions of Awards granted under the Plan, interpret the Plan and agreements reflecting Awards granted under the Plan, and establish and rescind the rules governing the Plan and Awards granted hereunder, which actions and interpretations will be final and binding on all parties. The authority granted to the Committee includes the authority to:

  (i)
  determine to whom (from among the parties eligible under paragraphs 2.C and 3) Awards will be granted and the number of Shares subject (either directly or by reference) thereto;

  (ii)
  determine the time or times at which Awards will be granted;

  (iii)
  determine the terms and conditions of Awards granted under the Plan (which terms and conditions need not be the same as between different recipients), including without limitation the purchase price of shares subject to an Option or Purchase Rights (which prices will not be less than the minimum price specified in paragraph 6), the vesting or exercisability schedule that applies to an Award (which may include time-based, performance or other conditions, and may include acceleration conditions or conditions relating to the waiver of forfeiture provisions), any pro-rata adjustment to the vesting or exercisability schedule of an Award as a result of the recipient's transitioning from full- to part-time service (or vice versa), acceptable forms of consideration, the term of Awards, and any repurchase or other forfeiture conditions or restrictions that apply to an Award, based in each case on such factors as the Committee in its sole discretion may deem appropriate;

  (iv)
  approve the forms of agreements reflecting Awards;

  (v)
  determine whether each Option granted shall be an ISO or a Non-Qualified Option;

  (vi)
  amend the terms and conditions of outstanding Awards in a manner that is consistent with the requirements of the Plan (including paragraph 17) with respect to newly-granted Awards, including without limitation to extend the period during which outstanding Options may be exercised;

  (vii)
  establish the performance criteria, if any, applicable to Awards and to determine whether and to what extent such performance criteria applicable to Awards have been satisfied;

  (viii)
  determine whether and to what extent an individual qualifies as an employee for purposes of the Plan, whether and to what extent an individual or entity qualifies as a consultant or advisor for purposes of the Plan, and when any such service relationship has terminated; and

  (ix)
  in order to fulfill the purposes of the Plan and without amending the Plan, establish subplans to the Plan or modify grants of Awards to persons who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

          B.    Committee Actions.    The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. A majority of the Committee shall constitute a quorum and acts of a majority of the members of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee (if consistent with applicable state law), shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

          C.    Grant of Awards to Board Members.    Subject to the provisions of the first sentence of paragraph 2.A above, if applicable, and the requirements of the Applicable Laws, Awards may be granted to members of the Board. All grants of Awards to members of the Board shall in all other respects be made in accordance with the provisions of this Plan applicable to other eligible persons. Consistent with the provisions of the first sentence of Paragraph 2.A above, members of the Board who either (i) are eligible to receive grants of Awards pursuant to the Plan or (ii) have been granted Awards may vote on any matters affecting the administration of the Plan or the grant of any Awards pursuant to the Plan, except that no such member shall act upon the granting to himself or herself of Awards, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting to such member of Awards.

        3.    Eligible Employees and Other Eligible Service Providers.    ISOs may be granted only to employees of the Company or any Related Corporation. Non-Qualified Options, Stock Grants, Purchase Rights and Cash Awards may be granted to any employee, officer or director (whether or not also an employee) or consultant or advisor of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant an Award. The granting of any Award to any individual or entity shall neither entitle that individual or entity to, nor disqualify such individual or entity from, participation in any other grant of Awards.

        4.    Stock.    The stock subject to Awards shall be authorized but unissued shares of Common Stock of the Company, par value $0.01 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company in any manner. Subject to adjustment as provided in paragraph 15, the maximum aggregate number of shares of Common Stock that may be issued and sold pursuant to the Plan is 600,000 shares, plus (1) an additional 600,000 shares (or such lesser number as is determined by the Board) on the first day of each of our fiscal years 2005, 2006, 2007 and 2008 (for a maximum aggregate number of shares of 2,400,000), and (2) up to an additional 1,500,000 shares that (a) remain available for issuance under the Corporation's 1995 Stock Plan upon termination of the 1995 Stock Plan, and (b) are subject to options and other awards granted under the 1995 Stock Plan upon cancellation or expiration of such options and other awards, where such cancellations and expirations occur after termination of the 1995 Stock Plan. If any Award granted under the Plan expires or terminates for any reason without having been exercised in full or ceases for any reason to be exercisable in whole or in part, or the shares subject to an Award are repurchased by or otherwise forfeited to the Company, the shares of Common Stock subject to such Award shall again be available for grants of Awards under the Plan.

        Subject to the provisions of paragraph 15, the maximum aggregate number of shares that may be made subject to Awards to any individual employee during any fiscal year of the Company will not exceed 500,000; provided however if the Award is made in connection with the participant's initial hiring by the Company such limit will be 1,000,000 shares. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or shall be repurchased by the Company, the shares subject to such Option shall be included in the determination of the aggregate number of shares of Common Stock deemed to have been granted to such employee under the Plan.

        5.    Granting of Awards.    Awards may be granted under the Plan at any time on or after May, 24, 2004 and prior to May 24, 2014. The date of grant of an Award under the Plan will be the date specified by the Committee at the time it grants the Award; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. Options granted under the Plan are intended to qualify as performance-based compensation to the extent required or permitted under Proposed Treasury Regulation Section 1.162-27.

        6.    Minimum Price Applicable to Awards; ISO Limitations.

          A.    Price for Stock Rights.    Subject further to the requirements of paragraphs 6.B and 6.C below, the purchase price per share of stock granted in any Stock Right under the Plan shall in no event be less than the minimum legal consideration required therefor under the laws of any jurisdiction in which the Company or its successors in interest may be organized, and if no minimum legal consideration is prescribed, shall be any such amount (including no amount) as is determined by the Committee in its sole discretion.

          B.    Price for Non-Qualified Options.    The exercise price per share specified in the agreement relating to each Non-Qualified Option granted under the Plan shall not be less than the Fair Market Value per share of Common Stock on the date of such grant.

          C.    Price for ISOs.    The exercise price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the Fair Market Value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply.

          D.    $100,000 Annual Limitation on ISO Vesting.    Each eligible employee may be granted Options treated as ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, ISOs do not become exercisable for the first time by such employee during any calendar year with respect to stock having a fair market value (determined at the time the ISOs were granted) in excess of $100,000. The Company intends that any Options granted in excess of such limitation be designated as Non-Qualified Options.

        7.    Option Duration.    Subject to earlier termination as provided in paragraphs 9 and 10 or in the agreement relating to such Option, each Option shall expire on the date specified by the Committee, but not more than (i) ten years from the date of grant in the case of Options generally and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, as determined under paragraph 6.C. Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 18.

        8.    Exercise of Option.    Subject to the provisions of paragraphs 9 through 12, each Option granted under the Plan shall be exercisable as follows:

          A.    Vesting.    The Option may be subject to vesting and may either be fully exercisable on the date of grant (in which case it may also be subject to a Company repurchase right or other forfeiture feature) or may become exercisable only as the optionee vests in the Option shares thereafter in such installments or on such basis as the Committee may specify.

          B.    Full Vesting of Installments.    Once an installment becomes vested and exercisable it shall remain vested and exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

          C.    Partial Exercise.    Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

          D.    Acceleration of Vesting.    The Committee shall have the right to accelerate the date that any installment of any Option becomes vested and exercisable; provided that the Committee shall not, without the consent of an optionee, accelerate the permitted exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 18) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 6.D.

          E.    Rights as Stockholder.    The holder of an Option shall not have the rights of a stockholder with respect to the shares covered by such Option until the date of the shares are issued (as evidenced by appropriate entry on the books of the Company or a duly authorized transfer agent of the Company) to the holder. Except as expressly provided above in paragraph 15 with respect to changes in capitalization and stock dividends, no adjustment shall be made to an

  Option for dividends or similar rights for which the record date is before the date such stock certificate is issued.

        9.    Termination of Employment or Service Relationship.

          A.    Affect of Termination on Awards Generally.    The Committee shall specify what effect, if any, termination of the participant's employment or other service relationship with the Company and all Related Corporations has on an Award, including the effect of such termination on the term of the Award and the exercisability of the Award following termination. Unless otherwise specifically provided for by the Committee, termination of employment will terminate all vesting applicable to an Award. Generally, employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under this paragraph 9, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the participant after the approved period of absence.

          B.    Effect of Termination on ISOs.    Unless otherwise specified in the agreement relating to such ISO, if an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 10, no further installments of his or her ISOs shall become vested or exercisable, and his or her ISOs shall terminate on the earlier of (a) ninety (90) days after the date of termination of his or her employment, or (b) their specified expiration dates, except to the extent that such ISOs (or unvested or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 18.

          C.    Change in Service Status.    ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. With respect to service-related requirements applicable to Awards other than ISOs granted under the Plan, and unless otherwise specified in the Award agreement, such Awards will not be affected by any change of employment within or among the Company and Related Corporations, and will not be affected by changes in status from one type of service-provider to another, so long as the participant continues to be an employee, director, consultant or advisor of or to the Company or any Related Corporation.

          D.    No Guarantee of Employment.    Nothing in the Plan shall be deemed to give any grantee of any Award the right to be retained in employment or in any other service relationship by the Company or any Related Corporation for any period of time.

        10.    Affect of Death and Disability of Participant on ISOs.

          A.    Death.    If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his or her death, any ISO owned by such optionee may be exercised, to the extent otherwise exercisable on the date of death, by the estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, until the earlier of (i) the specified expiration date of the ISO, or (ii) one year from the date of the optionee's death.

          B.    Disability.    If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his or her disability, such optionee shall have the right to exercise any ISO held by him or her on the date of termination of employment, for the number of shares for which he or she was vested in and could have exercised it on that date, until the earlier of (i) the specified expiration date of the ISO or (ii) 180 days from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or any successor statute.

        11.    Assignability.    Generally, no Award will be assignable or transferable by the grantee except by will, by the laws of descent and distribution or pursuant to a valid domestic relations order. Except as set forth in the previous sentence, during the lifetime of a grantee each Stock Right shall be exercisable only by such grantee. Notwithstanding the above, the Committee may in its discretion grant Awards with limited transferability rights provided such rights conform to the requirements of the Applicable Laws (including without limitation the rules and instructions of Form S-8 (or any successor form) and the rules and regulations governing Incentive Stock Options).

        12.    Terms and Conditions of Options.    Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. The Committee may specify that any Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

        13.    Stock Grants and Purchases Rights.

          A.    Agreement.    The agreement reflecting a Stock Grant or Purchase Right will contain provisions regarding (i) the number of shares subject to the Award or a formula for determining such number; (ii) subject to paragraph 6 above and paragraph 16 below, the purchase price (if any) applicable to the Award and the means of payment for the shares subject thereto; (iii) the performance criteria (if any) and level of achievement versus these criteria that will determine the number of shares to be granted, issued, retainable and/or vested; (iv) the terms and conditions of the grant, issuance, vesting and/or forfeiture of the shares; (v) the time or times upon which the Award may be settled; (vi) arrangements for deferred distribution of shares issuable pursuant to the Award; (vii) restrictions on transferability of the Award or Award shares; (vii) any other restrictions applicable to the Award or the shares issued pursuant to the Award (including without limitation, and if permitted under the Applicable Laws, restrictions on the right to receive dividends or vote unvested or unissued shares subject to an Award); and (ix) such further terms and conditions in each case not inconsistent with the Plan as may be determined by the Committee.

          B.    Restrictions and Performance Criteria.    Performance criteria may be based on financial or other corporate performance measures, the participant's personal performance evaluations and/or completion of service by the participant.

          C.    Rights as Stockholder.    Unless otherwise provided by the Committee, the participant will have the rights equivalent to those as a stockholder and will be a stockholder only after shares subject to an Award are issued (as evidenced by appropriate entry on the books of the Company or a duly authorized transfer agent of the Company) to the participant. Unless otherwise provided for by the Committee at the time of grant of a restricted stock unit Award, the participant holding such Award will be entitled to receive dividend payments as if he or she were an actual stockholder with respect to the shares subject to the restricted stock unit Award.

        14.    Cash Awards.    When granting a Stock Grant (or subject to the final sentence of paragraph 17, through amendment after grant), the Committee may provide that such Award may be settled in cash, either as an alternative or in addition to being settled in stock. To the extent the Committee makes provision for such cash settlement, it will reflect this provision and the terms thereof in the Award agreement, which agreement may contain the same terms and conditions, adjusted to apply to the cash-settlement feature, as are outlined in paragraph 13.A above.

        15.    Adjustments.    Upon the occurrence of any of the following events, a participant's rights with respect to Awards granted to such participant hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the participant and the Company relating to such Award:

          A.    Stock Dividends and Stock Splits.    Subject to any action required under Applicable Laws by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, the specific share numbers set forth in paragraph 4 above (including the number of shares that have been authorized for issuance under the Plan as set forth in paragraph 4 but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, expiration, forfeiture or repurchase of an Award or Award shares), as well as the price per share of Common Stock (including the price at which any repurchase right with respect to shares can be exercised) covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

          B.    Consolidations or Mergers.    If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Awards, either (i) make appropriate provision for the continuation of such Awards by substituting on an equitable basis for the shares then subject to such Awards either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving corporation or (c) such other securities as the Successor Board deems appropriate, the fair market value of which shall not materially exceed the fair market value of the shares of Common Stock subject to such Awards immediately preceding the Acquisition; or (ii) upon written notice to the participants, provide that all Awards must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Awards shall terminate; or (iii) terminate all Awards in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Awards (to the extent then exercisable) over the exercise price thereof.

          C.    Recapitalization or Reorganization.    In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a participant upon exercising or being issued shares pursuant to an Award shall be entitled to receive for the purchase price paid upon such exercise (or upon any other issuance) of the securities he or she would have received if he or she had exercised such Award prior to such recapitalization or reorganization.

          D.    Modification of ISOs.    Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs A, B or C with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs or would cause adverse tax consequences to the holders, it may refrain from making such adjustments.

          E.    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, each outstanding Award will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

          F.    Issuances of Securities.    Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Awards. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

          G.    Fractional Shares.    No fractional shares shall be issued under the Plan and the participant shall receive from the Company cash in lieu of such fractional shares.

        16.    Means of Exercising Awards.    An Award (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address, or to such transfer agent as the Company shall designate. Such notice shall identify the Award being exercised and specify the number of shares as to which such Award is being exercised, accompanied by full payment of the purchase price (if any) therefor either (a) in United States dollars in cash, check or wire transfer, (b) at the discretion of the Committee and subject to such conditions as the Committee may impose, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Award, (c) with respect to Options, at the discretion of the Committee and consistent with the Applicable Laws, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise, or (d) at the discretion of the Committee, by any combination of (a), (b) or (c) above, or through any other method of consideration that is permitted under the Applicable Laws. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c) or (d) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question.

        17.    Term and Amendment of Plan.    This Plan was originally adopted by the Board as of April 27, 2004 and approved by the stockholders of the Company on May 24, 2004. The Plan shall expire at the end of the day on May 24, 2014 (except as to Awards outstanding on that date). The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders the Board may not: (a) increase the total number of shares that may be issued under the Plan (except by adjustment pursuant to paragraph 15); (b) materially increase the benefits accruing to participants under the Plan (provided that exercise of the Committee's expressly permitted authority under the Plan shall not in any event constitute such a material increase in benefits); (c) materially modify the requirements as to eligibility for participation in the Plan; (e) modify the provisions of paragraph 6 regarding the minimum prices at which shares must be purchased subject to Awards (except by adjustment pursuant to paragraph 15); (f) extend the expiration date of the Plan; (g) expand the types of Awards that may be granted under the Plan (provided that the Committee's interpretation of the types of Awards that may be granted as Stock Grants and Cash Awards shall not be construed as an expansion of the types of Awards permitted under the Plan so long as the terms of those Awards, in whatever form they take, otherwise comply with the Plan); (h) reprice outstanding Options; or (i) take any other action for which stockholder approval is mandated under the Applicable Laws.

        Except as otherwise provided in this paragraph 17, in no event may action of the Board, the Committee or stockholders alter or impair the rights of a Plan participant with respect to an outstanding Award, without such participant's consent.

        18.    Conversion of ISOs into Non-Qualified Options.    The Committee, at the written request or with the written consent of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but shall not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such ISOs. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action.

        19.    Application Of Funds.    The proceeds received by the Company from the sale of shares pursuant to Awards granted under the Plan shall be used for general corporate purposes.

        20.    Notice to Company of Disqualifying Disposition.    By accepting an ISO granted under the Plan, each optionee agrees to notify the Company in writing immediately after such optionee makes a Disqualifying Disposition (as described in Sections 421, 422 and 424 of the Code and regulations thereunder) of any stock acquired pursuant to the exercise of ISOs granted under the Plan. A "Disqualifying Disposition" is generally any disposition occurring on or before the later of (a) the date two years following the date the ISO was granted or (b) the date one year following the date the ISO was exercised.

        21.    Withholding of Additional Income Taxes.    As a condition of the grant, vesting or settlement of, or the issuance of shares subject to, an Award granted under the Plan, or upon a Disqualifying Disposition (as defined in paragraph 20), the participant (or in the case of the participant's death, the person exercising the Award or otherwise entitled to receive shares or other property subject to an Award) will make such arrangements as the Committee may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with such grant, vesting or exercise of the Award or the issuance of shares. The Company will not be required to issue any shares under the Plan until such obligations are satisfied by the participant (or such other person). If the Committee allows the withholding of shares subject to an Award to satisfy a participant's tax withholding obligations under this paragraph 21, the Committee will not allow withholding of shares in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. All elections by a participant to have shares withheld for this purpose will be subject to the Applicable Laws and will be made in such form and under such conditions as the Committee may provide.

        22.    Governmental Regulation.    The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any shares or other property under the Plan unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. As a condition to the grant or exercise of an Award, the Company may require the person receiving or exercising the Award to represent and warrant at the time of any such event that the shares are being received or purchased are for investment only and that the recipient of such shares does not have any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by law.

        Government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to send tax information statements to employees and former employees that exercise ISOs under the Plan, and the Company may be required to file tax information returns reporting the income received by recipients of Awards under the Plan.

        23.    Governing Law.    The validity and construction of the Plan and the instruments evidencing Options shall be governed by the laws of the State of Delaware, or the laws of any jurisdiction in which the Company or its successors in interest may be organized.

        24.    Definitions.    As used in this Plan, the following definitions apply:

    (a)
    "Applicable Laws" means the legal requirements relating to the administration of stock option, restricted purchase and stock award plans, including under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, other U.S. federal and state laws, the Code, any Stock Exchange rules or regulations and the applicable laws, rules and regulations of any other country or jurisdiction where Stock Rights are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

    (b)
    "Fair Market Value" means, as of the date of grant of an Award or as of the applicable date for any other purpose under the Plan, or if the prices or quotes discussed in this sentence are unavailable for such date, the last business day for which such prices or quotes are available prior to such date: (i) the average (on that date) of the high and low prices of the Common Stock on the principal Stock Exchange on which the Common Stock is traded, if the Common Stock is then traded on a Stock Exchange; or (ii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on a Stock Exchange. If the Common Stock is not publicly traded at the time an Award is granted under the Plan, "fair market value" shall mean the value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

    (c)
    "Stock Exchange" means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

APPENDIX E

META GROUP, INC.

2004 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

        1.    Purpose    This Non-Qualified Stock Option Plan, to be known as the 2004 Non-Employee Director Stock Option Plan (hereinafter, this "Plan"), is intended to promote the interests of META Group, Inc. (hereinafter, the "Company") by providing an inducement to obtain and retain the services of qualified persons who are not employees or officers of the Company to serve as members of its Board of Directors (the "Board").

        2.    Available Shares    The total number of shares of Common Stock, par value $0.01 per share, of the Company (the "Common Stock") for which options may be granted under this Plan shall not exceed 225,000 shares, subject to adjustment in accordance with paragraph 10 of this Plan. Shares subject to this Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under this Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor shall continue to be available under this Plan.

        3.    Administration    This Plan shall be administered by the Board or by a committee appointed by the Board (the "Committee"). In the event the Board fails to appoint or refrains from appointing a Committee, the Board shall have all power and authority to administer this Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board. The Committee shall, subject to the provisions of the Plan, have the power to construe this Plan, to determine all questions hereunder, and to adopt and amend such rules and regulations for the administration of this Plan as it may deem desirable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any option granted under it.

        4.    Automatic Grant of Options    Subject to the availability of shares under this Plan,

          (a)   each person who first becomes a member of the Board after the effective date of an initial public offering of the Company's Common Stock and who is not an employee or officer of the Company (a "Non-Employee Director") shall be automatically granted on the date such person becomes a member of the Board, without further action by the Board, an option to purchase 15,000 shares of the Common Stock, and

          (b)   after the effective date of an initial public offering of the Company's Common Stock, each person who is a Non-Employee Director on each successive one-year anniversary (during the term of this Plan) of the date of such person's first election to the Board shall be automatically granted on each such date an option to purchase 7,500 shares of the Common Stock.

  The options to be granted under this paragraph 4 shall be the only options ever to be granted at any time to such member under this Plan. Notwithstanding anything to the contrary set forth herein, if this Plan is not approved by a majority of the Company's stockholders present, or represented, and voting on such matter at the 2004 Annual Meeting of the Company's Stockholders, then the Plan shall terminate and become void, and no options shall be granted under this Plan.

        5.    Option Price    The purchase price of the stock covered by an option granted pursuant to this Plan shall be 100% of the fair market value of such shares on the day the option is granted. The option price will be subject to adjustment in accordance with the provisions of paragraph 10 of this Plan. For purposes of this Plan, if, at the time an option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the date of such grant or, if such prices or quotes discussed in this sentence are unavailable for such date, the last business day for which the prices or quotes discussed in this sentence are available prior to the date of grant and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market. If the Common Stock is not publicly traded at the time an option is granted under the Plan, "fair market value" shall mean the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

        6.    Period of Option    Unless sooner terminated in accordance with the provisions of paragraph 8 of this Plan, an option granted hereunder shall expire on the date which is ten (10) years after the date of grant of the option.

        7.    (a) Vesting of Shares and Non-Transferability of Options    Options granted under this Plan shall not be exercisable until they become vested. Options granted under this Plan shall vest in the optionee and thus become exercisable as follows, provided that the optionee has continuously served as a member of the Board through such vesting date:

    (i)
    For options granted pursuant to Section 4(a) hereof:

Percentage of Option Shares for which Option Will be Exercisable	Date of Vesting
33 1/3%	On the date of grant
66 2/3%	One year from the date of grant
100%	Two years from the date of grant
    (ii)
    For options granted pursuant to Section 4(b) hereof, all such options shall vest in full on the one-year anniversary of the date of grant.

    (iii)
    The number of shares as to which options may be exercised shall be cumulative, so that once the option shall become exercisable as to any shares it shall continue to be exercisable as to said shares, until expiration or termination of the option as provided in this Plan.

               (b)    Non-transferability    Options granted under the Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than (a) by will, (b) by the laws of descent or distribution, or (c) by gift or pursuant to a domestic relations order to a family member of the optionee to the extent permitted under the instructions to Form S-8. The designation of a beneficiary by an optionee does not constitute a transfer. An option may be exercised during the lifetime of an optionee only by the optionee or a transferee permitted by this Section.

8.    Termination of Option Rights.

          (a)   Except as otherwise specified in the agreement relating to an option, in the event an optionee ceases to be a member of the Board for any reason other than death or permanent disability, any then unexercised portion of options granted to such optionee shall, to the extent not then vested, immediately terminate and become void; any portion of an option which is then vested but has not been exercised at the time the optionee so ceases to be a member of the Board may be exercised, to the extent it is then vested, by the optionee within 90 days of the date the optionee ceased to be a member of the Board; and all options shall terminate after such 90 days have expired.

          (b)   In the event that an optionee ceases to be a member of the Board by reason of his or her death or permanent disability, any option granted to such optionee shall be immediately and automatically accelerated and become fully vested and all unexercised options shall be exercisable by the optionee (or by the optionee's personal representative, heir or legatee, in the event of death) until the scheduled expiration date of the option.

        9.    Exercise of Option    Subject to the terms and conditions of this Plan and the option agreements, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice (including electronic notice) to the Company addressed to META Group, Inc., at its principal executive offices, or to an authorized agent of the Company pursuant to such procedures as the Company and such agent may from time to time prescribe, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares. Payment may be (a) in United States dollars in cash or by check, (b) in whole or in part in shares of the Common Stock of the Company already owned by the person or persons exercising the option or shares subject to the option being exercised (subject to such restrictions and guidelines as the Board may adopt from time to time), valued at fair market value determined in accordance with the provisions of paragraph 5 or (c) consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise. There shall be no such exercise at any one time as to fewer than one hundred (100) shares or all of the remaining shares then purchasable by the person or persons exercising the option, if fewer than one hundred (100) shares. The Company's transfer agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the optionee as the owner of such shares on the books of the Company and shall cause the fully executed certificate(s) representing such shares to be delivered to the optionee as soon as practicable after payment of the option price in full. The holder of an option shall not have any rights of a stockholder with respect to the shares covered by the option, except to the extent that one or more certificates for such shares shall be delivered to him or her upon the due exercise of the option.

        10.    Adjustments Upon Changes in Capitalization and Other Events    Upon the occurrence of any of the following events, an optionee's rights with respect to options granted to him or her hereunder shall be adjusted as hereinafter provided:

            (a)   Stock Dividends and Stock Splits

          If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock or engage in any similar transaction, the number of shares of Common Stock remaining available for issuance under the Plan, and the number of shares of Common Stock deliverable upon the exercise of options (including as to outstanding options and as to options that have not yet been granted hereunder) shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

            (b)   Recapitalization Adjustments

          If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise, each option granted under this Plan which is outstanding but unvested as of the effective date of such event shall become exercisable in full thirty (30) days prior to the effective date of such event and, unless adjusted so as to continue pursuant to the following sentence, shall terminate to the extent unexercised upon such effective date. In the event of a reorganization, recapitalization, merger, consolidation, or any other change in the corporate structure or shares of the Company, adjustments in the number and kind of shares authorized by this Plan and in the number and kind of shares covered by, and in the option price of outstanding options under this Plan necessary to maintain the proportionate interest of the optionee and preserve, without exceeding, the value of such option, shall be made.

            (c)   Issuances of Securities

          Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

            (d)   Adjustments

          Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in paragraph 2 of this Plan that are subject to options which previously have been or subsequently may be granted under this Plan shall also be appropriately adjusted to reflect such events. The Board shall determine the specific adjustments to be made under this paragraph 10 and its determination shall be conclusive.

        11.    Restrictions on Issuance of Shares    Notwithstanding the provisions of paragraphs 4 and 9 of this Plan, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until one of the following conditions shall be satisfied:

            (a)   The issuance of shares with respect to which the option has been exercised is at the time of the issue of such shares effectively registered under applicable Federal and state securities laws as now in force or hereafter amended; or

            (b)   Counsel for the Company shall have given an opinion that the issuance of such shares is exempt from registration under Federal and state securities laws as now in force or hereafter amended; and the Company has complied with all applicable laws and regulations with respect thereto, including without limitation all regulations required by any stock exchange upon which the Company's outstanding Common Stock is then listed.

        12.    Legend on Certificates    The certificates representing shares issued pursuant to the exercise of an option granted hereunder shall carry such appropriate legend, and such written instructions shall be given to the Company's transfer agent, as may be deemed necessary or advisable by counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.

        13.    Representation of Optionee    If requested by the Company, the optionee shall deliver to the Company written representations and warranties upon exercise of the option that are necessary to show compliance with Federal and state securities laws, including representations and warranties to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933).

        14.    Option Agreement    Each option granted under the provisions of this Plan shall be evidenced by an option agreement, which agreement shall be duly executed and delivered on behalf of the Company and by the optionee to whom such option is granted. The option agreement shall contain such terms, provisions and conditions not inconsistent with this Plan as may be determined by the officer executing it.

        15.    Termination and Amendment of Plan    Options may no longer be granted under this Plan after the tenth anniversary of the date the Plan is approved by the Company's stockholders and this Plan shall terminate when all options granted or to be granted hereunder are no longer outstanding. The Board may at any time terminate this Plan or make such modification or amendment thereof as it deems advisable, including (but subject in all events to Section 2 above) modify the Plan so as to increase the number of shares subject to options granted hereunder or to change the vesting schedule and other terms of options granted hereunder; provided, however, that the Board may not, without approval by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy and voting on such matter at a meeting, (a) increase the total number of shares that may be issued under the Plan (except by adjustment pursuant to paragraph 10); (b) except as provided above in this Section 15 (which changes shall not be deemed to be a material increase in benefits), materially increase the benefits accruing to participants under the Plan; (c) materially modify the requirements as to eligibility for participation in the Plan; (e) modify the provisions of Section 5 regarding the minimum prices at which shares must be purchased subject to options (except by adjustment pursuant to paragraph 10); (f) extend the expiration date of the Plan; (g) expand the types of awards that may be granted under the Plan; or (i) take any other action for which stockholder approval is mandated under the applicable laws (including, to the extent the Company is subject to such, the rules or listing standards of any stock exchange or the Nasdaq National Market). Termination or any modification or amendment of this Plan shall not, without consent of a participant, affect his or her rights under an option previously granted to him or her.

        16.    Withholding of Income Taxes    Upon the exercise of an option, the Company may require the optionee to pay withholding taxes in respect of amounts considered to be compensation includable in the optionee's gross income.

        17.    Governing Law    The validity and construction of this Plan and the instruments evidencing options shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE
1.	To elect one (1) member to the Board of Directors as Class III director, to serve for a three-year term and until his successor has been duly elected and qualified or until his earlier resignation or removal.
	FOR the nominee listed below (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for the nominee listed below
	☐	☐
NOMINEE: 01 Michael Simmons
		FOR	AGAINST	ABSTAIN
2.	To approve the adoption of the Corporation's 2004 Stock Plan and the reservation of 600,000 shares for issuance thereunder, plus (1) an additional 600,000 shares (or such lesser number as is determined by our Board) on the first day of each of our fiscal years 2005, 2006, 2007 and 2008 and (2) up to an additional 1,500,000 shares that (a) remain available for issuance under the Corporation's 1995 Stock Plan upon termination of the 1995 Stock Plan, and (b) are subject to options and other awards granted under our 1995 Stock Plan upon cancellation or expiration of such options and other awards, where such cancellations or expirations occur after termination of the 1995 Stock Plan.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	To approve the adoption of the Corporation's 2004 Non-Employee Director Stock Option Plan and the reservation of 225,000 shares for issuance thereunder.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
4.	Proposal to ratify the appointment of Deloitte & Touche, LLP as the independent public accountants of the Corporation for the fiscal year ending December 31, 2004.	☐	☐	☐
5.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, FOR PROPOSAL 4, AND DISCRETIONARY AUTHORITY WILL BE DEEMED GRANTED UNDER PROPOSAL 5.
Dated:	, 2004

Signature(s) of Stockholder(s)

Signature(s) of Stockholder(s)
Please Print Name Exactly As It Appears on Books of the Corporation:

(Please Print)

(Please Print)
(if signing as attorney, executor, trustee or guardian, please give your full title as such. If stock is held jointly, each owner should sign.)

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Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/metg Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-800-435-6710 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

META GROUP, INC.
Proxy for Annual Meeting of Stockholders
May 24, 2004

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
OF META GROUP, INC.

        The undersigned, revoking all prior proxies, hereby appoints Alfred J. Amoroso and John W. Riley, and each of them alone, proxies, with full power of substitution, to vote all shares of Common Stock, par value $.01 per share, of META Group, Inc. (the "Corporation") that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Corporation, to be held on Monday, May 24, 2004, at 9:00 a.m., Connecticut time, at The Sheraton Stamford Hotel, 2701 Summer Street, Stamford, Connecticut 06905, and at any adjournments or postponements thereof, with all powers the undersigned would possess if present, upon the matters set forth in the Notice of Annual Meeting of Stockholders and related Proxy Statement dated April 27, 2004, a copy of which has been received by the undersigned, AND IN THEIR DISCRETION UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. Attendance of the undersigned at the meeting or at any adjourned or postponed session thereof will not be deemed to revoke this proxy unless the undersigned affirmatively indicates at the meeting the intention of the undersigned to vote said shares in person.

Address Change/Comments (Mark the corresponding box on the reverse side)

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QuickLinks

YOUR VOTE IS IMPORTANT.
META GROUP, INC. 208 Harbor Drive Stamford, Connecticut 06912-0061
PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS To Be Held On May 24, 2004
April 27, 2004
PROPOSAL NO. 1 ELECTION OF DIRECTOR
THE BOARD OF DIRECTORS AND ITS COMMITTEES
POSITIONS OF DIRECTORS AND EXECUTIVE OFFICERS
PROPOSAL NO. 2 PROPOSAL TO APPROVE THE 2004 STOCK PLAN
COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
SUMMARY COMPENSATION TABLE(1)
EQUITY COMPENSATION PLAN INFORMATION
Comparison of Five Year(1) Cumulative Total Return Among META Group, Inc., Nasdaq Market Index and OBS Index
META GROUP, INC.
Charter for the Audit Committee of the Board of Directors
META GROUP, INC. CHARTER FOR THE NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS
META GROUP, INC. Code of Ethics for Financial Managers
META GROUP, INC. 2004 STOCK PLAN
META GROUP, INC. 2004 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN